UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07583

HSBC ADVISOR FUNDS TRUST
(Exact name of registrant as specified in charter)

452 FIFTH AVENUE
NEW YORK, NY 10018
(Address of principal executive offices) (Zip code)

CITI FUND SERVICES
3435 STELZER ROAD
COLUMBUS, OH 43219
(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-782-8183

Date of fiscal year end: October 31 Date of reporting period: October 31, 2015

Item 1. Reports to Stockholders.

HSBC Global Asset Management (USA) Inc.

HSBC Funds
Annual Report
October 31, 2015

EQUITY FUNDS	Class A	Class B	Class C	Class I
HSBC Growth Fund	HOTAX	HOTBX	HOTCX	HOTYX
HSBC Opportunity Fund	HSOAX	HOPBX	HOPCX	RESCX

Table of Contents
HSBC Family of Funds
Annual Report - October 31, 2015

Glossary of Terms
Commentary From the Investment Manager	3
Portfolio Reviews	4
Statements of Assets and Liabilities	8
Statements of Operations	9
Statements of Changes in Net Assets	10
Financial Highlights	14
Notes to Financial Statements	17
Report of Independent Registered Public Accounting Firm	25
Other Federal Income Tax Information	26
Table of Shareholder Expenses	27

HSBC Portfolios
Portfolio Composition	29

Schedules of Portfolio Investments
HSBC Growth Portfolio	30
HSBC Opportunity Portfolio	32
Statements of Assets and Liabilities	34
Statements of Operations	35
Statements of Changes in Net Assets	36
Financial Highlights	37
Notes to Financial Statements	38
Report of Independent Registered Public Accounting Firm	44
Table of Shareholder Expenses	45
Board of Trustees and Officers	46
Other Information	48

Glossary of Terms

Barclays Emerging Markets USD Aggregate Index is a flagship hard currency Emergency Markets debt benchmark that includes fixed and floating-rate US dollar-denominated debt issued from sovereign, quasi-sovereign, and corporate EM issuers. Country eligibility and classification as Emerging Markets is rules-based and reviewed annually using World Bank income group and International Monetary Fund country classification.

Barclays Euro Aggregate Bond Index is an index tracks fixed-rate, investment-grade Euro-denominated securities. Inclusion is based on the currency of the issue, and not the domicile of the issuer. The principal sectors in the index are Treasury, Corporate, Government-Related and Securitised. Securities in the index are part of the Pan-European Aggregate and the Global Aggregate Indices.

Barclays U.S. Aggregate Bond Index is an index that is generally representative of investment-grade, USD-denominated, fixed-rate debt issues, taxable bond market, including Treasuries, government-related and corporate securities, asset-backed, mortgage-backed and commercial mortgage-backed securities, with maturities of at least one year.

Barclays U.S. Corporate High-Yield Bond Index is an index that measures the non-investment grade, USD-denominated, fixed-rate, taxable corporate bond market. Securities are classified as high-yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below. The index excludes emerging markets debt.

Lipper Large-Cap Growth Funds Average is an equally weighted average of mutual funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. Diversified Equity large-cap floor. Large-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index.

Lipper Mid-Cap Growth Funds Average is an equally weighted average of mutual funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s U.S. Diversified Equity large-cap floor. Mid-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P MidCap 400 Index.

MSCI Emerging Markets (“MSCI EM”) Index is an index that captures the large- and mid-cap representation across 23 Emerging Markets (EM) countries: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

MSCI Golden Dragon Index is an index that captures the equity market performance of large- and mid-cap China securities (H shares, B shares, Red-Chips and P-Chips) and non-domestic China securities listed in Hong Kong and Taiwan.

MSCI World Index is a free float adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 23 developed market country indexes: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

Russell 1000® Growth Index is an index that measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2500™ Growth Index is an index that measures the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

Standard & Poor’s 500 (“S&P 500”) Index is an index that is widely regarded as a gauge of the U.S. equities market. This index includes 500 leading companies in leading industries of the U.S. economy. The S&P 500 Index focuses on the large-cap segment of the market, with approximately 80% coverage of U.S. equities.

Lipper is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge.

Securities indices are unmanaged and assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or expenses. Securities in the Funds do not match those in the indices and performance of the Funds will differ. Investors cannot invest directly in an index.

2       HSBC FAMILY OF FUNDS

Commentary From the Investment Manager
HSBC Global Asset Management (USA) Inc.

Global Economic Review

The global economy faced significant headwinds during the 12-month period from November 1, 2014, to October 31, 2015. Slowing economic growth in China and other emerging economies led equities lower. Developed economies fared better, however: The U.S. economy showed signs of continued recovery and the eurozone economy regained its footing after several years of slow growth.

Commodity prices generally remained low during the period, continuing a period of consolidation that began in 2011. Oil prices declined sharply early in the period, however. These declines added to existing pressures on oil-exporting emerging economies and oil-dependent sectors. Energy companies saw diminished earnings and oil and mining production declined.

Central bank policy in many economies was a source of investor uncertainty. China took steps to devalue its currency in August, triggering a dive in its stock market. However, several important monetary programs in other economies benefited equities. Quantitative easing programs in Europe and Japan both improved liquidity and helped buoy equity markets.

Throughout much of the period, investors anticipated action by the U.S. Federal Reserve (the Fed) to raise the federal funds rate—a key factor in lending rates—above the target range of between 0.00% and 0.25%. However, the Fed decided multiple times during the period to keep rates at near-zero levels, due in part to concerns about turbulence in foreign markets and the relatively slow economic recovery in the U.S. The Fed’s delays added to investor uncertainty.

The U.S. economy grew at a slower rate than in recent years. Early in 2015, harsh winter weather on the East Coast dealt a blow to consumer consumption and a West Coast dockworkers’ strike slowed international trade. Growth picked up later in the period but some key areas of the economy showed signs of weakness. In particular, industrial production, manufacturing, and business confidence declined during the period. Meanwhile, low oil and gas prices hurt the energy sector but also contributed to a sharp uptick in auto sales.

Other areas of the U.S. economy showed signs of improvement throughout the period. The labor market continued to improve, consumer confidence hit multi-year highs, and the housing market remained robust.

Global inflation remained low during the period. A strong U.S. dollar, which rose rapidly early in the period and remained strong through October 2015, encouraged U.S. imports and discouraged exports. The strong dollar took a toll on commodity-dependent economies and posed challenges for emerging market issuers of dollar-denominated debt.

China’s ongoing transition to slower economic growth had a profound impact on economies throughout the world, exacerbated by a sharp downturn in Chinese equities and currency depreciation.

Economic growth picked up in the eurozone during the period, supported by the European Central Bank’s accommodative monetary policy and improving credit conditions. However, the debt crisis in Greece continued to undermine European economic recovery early in the period.

Japanese stocks rallied throughout much of the period as the nation’s economic growth improved in large part due to Prime Minister Shinzo Abe’s economic plan, known as “Abenomics.” The program involved higher taxes, structural reforms, and quantitative easing. Japanese equities gave up much of their gains in August 2015, however, in-step with many other global equity markets. Additionally, in that month a sharp decline in Chinese equities fueled fears that a slowing economy in China could jeopardize the global economic recovery.

Geopolitical turmoil weighed on the global economy during the period, and particularly affected countries such as Russia. Conflict in the Ukraine led to stronger economic sanctions against Russia, dealing a further blow to an economy already hard hit by low oil prices. Inflation soared in Russia while exports plummeted.

Market Review

Global equities made modest but inconsistent gains during the first half of the period, but lost ground in most cases during the late summer and fall. Volatility spiked in August as a Chinese stock sell-off spread to emerging markets and triggered volatility throughout the world. The MSCI EM Index1 finished the period with a 14.22% loss. The MSCI Golden Dragon Index1 of large- and mid-cap securities in China, Hong Kong and Taiwan also fell, posting a -2.99% return. Developed markets fared better despite the increased volatility, with the MSCI World Index1 returning 2.33% on relatively strong gains late in the period.

U.S. equities performed modestly well for the period; the S&P 500 Index1 of large-company stocks returned 5.20%. Robust merger and acquisition activity, as well as strong corporate earnings growth, helped fuel those gains. Performance was uneven across sectors, however. The energy sector saw the largest losses during the period due to declining oil prices, and health care stocks performed poorly.

Fixed income markets in developed economies made modest gains. U.S. interest rates decreased in late 2014 and early 2015, boosting the performance of U.S. Treasuries and many other categories of bonds. Rates rose slightly over the next several months in anticipation of higher interest rates, only to decline as the Fed chose to postpone a rate increase. The Barclays U.S. Aggregate Bond Index1, which tracks the broad investment-grade fixed-income market, returned 1.96% for the 12-month period through October 31. Meanwhile the Barclays U.S. Corporate High-Yield Bond Index1 declined 1.94% for the same period.

Fixed-income markets in Europe rallied throughout the period, fueled by the European Central Bank’s bond-buying program and assurances from its president that it would expand stimulus efforts and further lower interest rates if necessary. The Barclays Euro Aggregate Bond Index1 returned 3.35%.

Emerging markets debt experienced volatility during the period caused by a strengthening U.S. dollar and an ongoing decline in commodity prices. Monetary easing measures from some central banks served to lower government bond yields in developed and emerging markets countries, however, which helped boost returns. The Barclays Emerging Markets USD Aggregate Index1 returned 0.02% during the 12-month period.

1	For additional information, please refer to the Glossary of Terms.

HSBC FAMILY OF FUNDS       3

Portfolio Reviews (Unaudited)
HSBC Growth Fund
(Class A Shares, Class B Shares, Class C Shares and Class I Shares)

by Clark J. Winslow, CEO/Portfolio Manager
Justin H. Kelly, CFA, CIO/Portfolio Manager
Patrick M. Burton, CFA, Managing Director/Portfolio Manager
Winslow Capital Management, LLC

The HSBC Growth Fund (the “Fund”) seeks long-term growth of capital. Under normal market conditions, the Fund invests primarily in U.S. and foreign equity securities of high-quality companies with market capitalizations generally in excess of $2 billion, which the subadviser believes have the potential to generate superior levels of long-term profitability and growth. The Fund utilizes a two-tier structure, commonly known as a “master-feeder” structure, in which the Fund invests all of its investable assets in the HSBC Growth Portfolio (the “Portfolio”). The Portfolio employs Winslow Capital Management, LLC as its subadviser.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities.

The growth investment style may fall out of favor in the marketplace and result in significant declines in the value of the Portfolio’s securities. Securities of companies considered to be growth investments may have rapid price swings in the event of earnings disappointments or during periods of market, political, regulatory and economic uncertainty.

There are risks associated with investing in foreign companies, such as erratic market conditions, economic and political instability and fluctuations in currency and exchange rates. For a complete description of these and other risks associated with investment in a mutual fund, please refer to the Fund’s prospectus.

Market Commentary

For the year ended October 31, 2015, the Fund returned 8.15% (without sales charge) for the Class A Shares and 8.44% for the Class I Shares. That compared to a 9.18% total return for the Russell 1000® Growth Index1, the Fund’s primary performance benchmark, and a 7.90% total return for the Lipper Large-Cap Growth Funds Average1.

Portfolio Performance

The equity markets during the period were influenced by several factors, including slowing economic growth in China and weak prices for commodities such as oil. Inflation and interest rates continued to be low across developed countries, and the Federal Reserve (the Fed) decided to keep U.S. interest rates at near-zero levels. However, modest economic growth and strong corporate earnings and robust mergers-and-acquisition activity fueled modest gains among domestic stocks. In this environment, U.S. large-cap growth equities performed well during this period.

Stock selection in the health care and financials sectors dragged on the Fund’s relative performance. In the health care sector, the Fund was hurt by holdings of a specialty pharmaceuticals firm, which underperformed amid questions about industry-wide pharmaceutical pricing practices and company-specific issues surrounding accounting and operating practices. Meanwhile, the Fed’s decisions to leave interest rates unchanged negatively affected some companies in the financials sector. Additionally, the Fund’s relative performance was hurt by an underweight in the consumer staples sector, which performed well as investors sought stability during the period from rising market volatility.†

The Fund’s relative performance benefited from underweight investments in the energy and industrial sectors. Falling commodity prices contributed to poor performance in these sectors. The Fund also benefited from stock selection in the consumer discretionary and telecommunications sectors. Among consumer discretionary stocks, the Fund’s exposure to an athletic apparel company with strong global revenue growth boosted relative returns.†

†	Portfolio composition is subject to change.
1	For additional information, please refer to the Glossary of Terms.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

4       HSBC FAMILY OF FUNDS

Portfolio Reviews (Unaudited)
HSBC Growth Fund

The charts above represent a historical 10-year performance comparison of a hypothetical investment in the indicated share class versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

		Average Annual			Expense
Fund Performance		Total Return (%)			Ratio (%)[6]
	Inception
As of October 31, 2015	Date	1 Year	5 Year	10 Year	Gross	Net
HSBC Growth Fund Class A1	5/7/04[5]	2.76	12.89	8.45	1.33	1.20
HSBC Growth Fund Class B2	5/7/04[5]	3.77	13.21	8.51	2.08	1.95
HSBC Growth Fund Class C3	5/7/04[5]	6.48	13.20	8.19	2.08	1.95
HSBC Growth Fund Class I	5/7/04[5]	8.44	14.36	9.28	1.08	0.95
Russell 1000® Growth Index[4]	—	9.18	15.30	9.09	N/A	N/A
Lipper Large-Cap Growth Funds Average[4]	—	7.90	13.81	8.09	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower. Currently, contractual fee waivers are in effect for the Fund through March 1, 2016.

Certain returns shown include monies received by the Portfolio, in which the Fund invests, in respect of one-time class action settlements and a one-time reimbursement from HSBC Global Asset Management (USA) Inc. (the “Adviser”) to the Fund related to past marketing arrangements. As a result, the Fund’s total returns for those periods were higher than they would have been had the Portfolio and the Fund not received the payments.

1	Reflects the maximum sales charge of 5.00%.
2	Reflects the applicable contingent deferred sales charge, maximum of 4.00%.
3	Reflects the applicable contingent deferred sales charge, maximum of 1.00%.
4	For additional information, please refer to the Glossary of Terms.
5	The HSBC Growth Fund was initially offered for purchase effective May 7, 2004; however, no shareholder activity occurred until May 10, 2004.
6	Reflects the expense ratios as reported in the prospectus dated February 27, 2015. The Adviser has entered into a contractual expense limitation agreement with the Fund under which it will limit total expenses of the Fund (excluding interest, taxes, brokerage commissions, extraordinary expenses and estimated indirect expenses attributable to the Fund’s investments in investment companies other than the Portfolio) to an annual rate of 1.20%, 1.95%, 1.95% and 0.95% for Class A Shares, Class B Shares, Class C Shares and Class I Shares, respectively. The expense limitation shall be in effect until March 1, 2016. Additional information pertaining to the October 31, 2015 expense ratios can be found in the financial highlights.

The Fund’s performance is measured against the Russell 1000® Growth Index, an unmanaged index that measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC FAMILY OF FUNDS       5

Portfolio Reviews (Unaudited)
HSBC Opportunity Fund (Advisor)
(Class I Shares)
HSBC Opportunity Fund
(Class A Shares, Class B Shares and Class C Shares)

by William A. Muggia, Committee Lead/Portfolio Manager
Ethan J. Myers, CFA, Portfolio Manager
John M. Montgomery, Portfolio Manager
D. Hamlen Thompson, Portfolio Manager
Bruce N. Jacobs, CFA, Portfolio Manager
Westfield Capital Management Company, L.P.

The HSBC Opportunity Fund and HSBC Opportunity Fund (Advisor) (collectively the “Fund”) seek long-term growth of capital by investing, under normal market conditions, primarily in equity securities of small- and mid-cap companies. Small- and mid-cap companies generally are defined as those that have market capitalizations within the range of market capitalizations represented in the Russell 2500™ Growth Index. The Fund may also invest in equity securities of larger, more established companies and may invest up to 20% of its assets in securities of foreign companies. The Fund employs a two-tier structure, commonly referred to as a “master-feeder” structure, in which the Fund invests all of its investable assets in the HSBC Opportunity Portfolio (the “Portfolio”). The Portfolio employs Westfield Capital Management Company, L.P. as its subadviser.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities.

Small- to mid-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure, and historically, their stocks have experienced a greater degree of market volatility than stocks on average.

The growth investment style may fall out of favor in the marketplace and result in significant declines in the value of the Portfolio’s securities. Securities of companies considered to be growth investments may have rapid price swings in the event of earnings disappointments or during periods of market, political, regulatory and economic uncertainty.

There are risks associated with investing in foreign companies, such as erratic market conditions, economic and political instability and fluctuations in currency and exchange rates.

For a complete description of these and other risks associated with investment in a mutual fund, please refer to the Fund’s prospectus.

Market Commentary

For the year ended October 31, 2015, the Class I Shares of the HSBC Opportunity Fund (Advisor) produced a -1.69% total return, and the Class A Shares of the Fund produced a -2.21% total return (without sales charge). The Russell 2500™ Growth Index1, the Fund’s primary performance benchmark, and the Lipper Mid-Cap Growth Funds Average1 returned 4.17% and 2.90%, respectively.

Portfolio Performance

Global equity markets were challenged by economic weakness in Europe and China, and a glut in U.S. shale oil production contributed to weakness in energy prices. That led to poor performance among many areas of the energy market. In addition the economic weakness outside of the United States contributed to a decline in the materials sector as investors reacted to poor earnings posted by materials producers. However, U.S. stocks performed relatively well due in part to robust mergers-and-acquisition activity within health care and better-than-expected corporate earnings growth in the consumer discretionary and information technology sectors.

The Fund underperformed its benchmark for the 12-month period. The largest detractor from the Fund’s relative returns was stock selection in the health care sector, particularly individual holdings of pharmaceutical firms and health care facilities. The Fund was hurt by exposure to Pacira Pharmaceuticals, which posted weak quarterly results in April and investors responded negatively to unclear sales projections and news of a potential competitor to the firm’s popular pain treatment.†

Meanwhile, the Fund’s holdings in the consumer discretionary and information technology sectors boosted relative returns. These holdings benefited from improving confidence and spending on the part of the U.S. consumer.

Among consumer discretionary stocks, the Fund’s holdings of a cosmetics retailer added to relative returns as the company enjoyed strong online and in-store sales growth.†

†	Portfolio composition is subject to change.
1	For additional information, please refer to the Glossary of Terms.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

6       HSBC FAMILY OF FUNDS

Portfolio Reviews (Unaudited)
HSBC Opportunity Fund

The charts above represent a historical 10-year performance comparison of a hypothetical investment in the indicated share class versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

		Average Annual			Expense
Fund Performance		Total Return (%)			Ratio (%)[5]
	Inception
As of October 31, 2015	Date	1 Year	5 Year	10 Year	Gross	Net
HSBC Opportunity Fund Class A1	9/23/96	-7.13	11.68	9.75	1.86	1.65
HSBC Opportunity Fund Class B2	1/6/98	-5.86	11.99	9.81	2.61	2.40
HSBC Opportunity Fund Class C3	11/4/98	-3.68	11.98	9.49	2.61	2.40
HSBC Opportunity Fund (Advisor) Class I†	9/3/96	-1.69	13.40	10.77	1.00	1.00
Russell 2500™ Growth Index[4]	—	4.17	14.25	9.29	N/A	N/A
Lipper Mid-Cap Growth Funds Average[4]	—	2.90	12.25	7.95	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower. Currently, contractual fee waivers are in effect for the Fund through March 1, 2016 for Class A Shares, Class B Shares and Class C Shares.

Certain returns shown include monies received by the Portfolio, in which the Fund invests, in respect of one-time class action settlements and a one-time reimbursement from HSBC Global Asset Management (USA) Inc. (the “Adviser”) to the Fund related to past marketing arrangements. As a result, the Fund’s total returns for those periods were higher than they would have been had the Portfolio and the Fund not received the payments.

†	The Class I Shares are issued by a series of HSBC Advisor Funds Trust, also named the HSBC (Advisor) Fund.
1	Reflects the maximum sales charge of 5.00%.
2	Reflects the applicable contingent deferred sales charge, maximum of 4.00%.
3	Reflects the applicable contingent deferred sales charge, maximum of 1.00%.
4	For additional information, please refer to the Glossary of Terms.
5	Reflects the expense ratios as reported in the prospectus dated February 27, 2015. The Adviser has entered into a contractual expense limitation agreement with the Fund under which it will limit total expenses of the Fund (excluding interest, taxes, brokerage commissions, extraordinary expenses and estimated indirect expenses attributable to the Fund’s investments in investment companies other than the Portfolio) to an annual rate of 1.65%, 2.40%, and 2.40% for Class A Shares, Class B Shares, and Class C Shares, respectively. The expense limitation shall be in effect until March 1, 2016. Additional information pertaining to the October 31, 2015 expense ratios can be found in the financial highlights.

The Fund’s performance is measured against the Russell 2500™ Growth Index, an unmanaged index that measures the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. The performance for the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC FAMILY OF FUNDS       7

HSBC FAMILY OF FUNDS

Statements of Assets and Liabilities—as of October 31, 2015

			Opportunity
	Growth	Opportunity	Fund
	Fund	Fund	(Advisor)
Assets:
Investments in Affiliated Portfolios	$77,523,631	$17,632,731	$219,962,011
Receivable for capital shares issued	20,264	1,279	39,271
Receivable from Investment Adviser	—	952	—
Prepaid expenses	10,652	5,925	6,685
Total Assets	77,554,547	17,640,887	220,007,967

Liabilities:
Payable for capital shares redeemed	34,572	72	100,897
Accrued expenses and other payables:
Investment Management	8,677	—	—
Administration	1,500	346	4,328
Distribution fees	513	633	—
Shareholder Servicing	2,847	2,801	—
Compliance Services	7	6	11
Accounting	4,000	3,166	1,498
Transfer Agent	17,914	15,768	21,535
Trustee	353	82	1,025
Other	20,077	21,589	33,058
Total Liabilities	90,460	44,463	162,352
Net Assets	$77,464,087	$17,596,424	$219,845,615

Composition of Net Assets:
Capital	52,132,853	15,723,119	195,911,715
Accumulated net investment income/(loss)	(182,413)	(160,996)	(617,681)
Accumulated net realized gains/(losses) from investments	7,300,752	(192,900)	(1,323,547)
Net unrealized appreciation (depreciation) on investments	18,212,895	2,227,201	25,875,128
Net Assets	$77,464,087	$17,596,424	$219,845,615

Net Assets:
Class A Shares	$13,265,336	$16,592,876	$—
Class B Shares	170,335	178,336	—
Class C Shares	658,654	825,212	—
Class I Shares	63,369,762	—	219,845,615
Total	$77,464,087	$17,596,424	$219,845,615

Shares Outstanding:
($0.001 par value, unlimited number of shares authorized):
Class A Shares	654,980	1,605,487	—
Class B Shares	10,001	25,343	—
Class C Shares	38,319	112,732	—
Class I Shares	3,033,788	—	16,025,684

Net Asset Value, Offering Price and Redemption Price per share:
Class A Shares	$20.25	$10.34	$—
Class B Shares(a)	$17.03	$7.04	$—
Class C Shares(a)	$17.19	$7.32	$—
Class I Shares	$20.89	$—	$13.72
Maximum Sales Charge:
Class A Shares	5.00%	5.00%	—%
Maximum Offering Price per share
(Net Asset Value / (100%-maximum sales charge))
Class A Shares	$21.32	$10.88	$—
____________________

(a)	Redemption Price per share varies by length of time shares are held.

8 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC FAMILY OF FUNDS

Statements of Operations—For the year ended October 31, 2015

			Opportunity
	Growth	Opportunity	Fund
	Fund	Fund	(Advisor)
Investment Income:
Investment Income from Affiliated Portfolios	$576,159	$128,290	$1,478,226
Expenses from Affiliated Portfolios	(551,268)	(164,405)	(1,894,258)
Total Investment Income	24,891	(36,115)	(416,032)

Expenses:
Administration:
Class A Shares	3,171	4,226	—
Class B Shares	56	63	—
Class C Shares	158	198	—
Class I Shares	15,041	—	51,691
Distribution:
Class B Shares	1,750	1,961	—
Class C Shares	4,937	6,186	—
Shareholder Servicing:
Class A Shares	32,632	39,034	—
Class B Shares	583	654	—
Class C Shares	1,646	2,062	—
Accounting	23,999	18,998	8,997
Compliance Services	815	203	2,231
Printing	14,510	5,471	17,055
Professional	21,875	17,374	26,919
Transfer Agent	55,122	50,324	61,581
Administrative Services	21,610	5,917	29,935
Trustee	2,344	564	6,496
Registration fees	31,526	26,934	20,572
Other	7,625	7,321	14,916
Total expenses before fee and expense reductions	239,400	187,490	240,393
Fees voluntarily reduced/reimbursed by Investment Adviser	—	(18,712)	—
Fees contractually reduced/reimbursed by Investment Adviser	(18,904)	(34,993)	—
Net Expenses	220,496	133,785	240,393

Net Investment Income (Loss)	(195,605)	(169,900)	(656,425)

Realized/Unrealized Gains/(Losses) from Investments:
Net realized gains/(losses) from investments from Affiliated Portfolios	9,076,016	(126,642)	(1,250,197)
Change in unrealized appreciation/depreciation on investments from Affiliated Portfolios	(2,676,864)	(71,319)	(3,000,512)

Net realized/unrealized gains (losses) on investments from Affiliated Portfolios	6,399,152	(197,961)	(4,250,709)
Change in Net Assets Resulting from Operations	$6,203,547	$(367,861)	$(4,907,134)

See notes to financial statements.	HSBC FAMILY OF FUNDS 9

HSBC FAMILY OF FUNDS

Statements of Changes in Net Assets

	Growth Fund		Opportunity Fund
	For the	For the	For the	For the
	year ended	year ended	year ended	year ended
	October 31, 2015	October 31, 2014	October 31, 2015	October 31, 2014
Investment Activities:
Operations:
Net investment income (loss)	$(195,605)	$(190,388)	$(169,900)	$(182,586)
Net realized gains (losses) from investments	9,076,016	12,286,957	(126,642)	3,388,218
Change in unrealized appreciation/depreciation
on investments	(2,676,864)	(838,892)	(71,319)	(1,436,875)
Change in net assets resulting from operations	6,203,547	11,257,677	(367,861)	1,768,757

Distributions:
Net realized gains:
Class A Shares	(2,019,395)	(1,473,999)	(3,049,523)	(1,492,680)
Class B Shares	(54,222)	(61,772)	(79,546)	(63,060)
Class C Shares	(115,977)	(91,036)	(180,411)	(103,788)
Class I Shares	(9,610,318)	(7,953,745)	—	—
Change in net assets resulting from
distributions	(11,799,912)	(9,580,552)	(3,309,480)	(1,659,528)
Change in net assets resulting from
capital transactions	4,231,099	(5,327,302)	4,007,938	1,706,742
Change in net assets	(1,365,266)	(3,650,177)	330,597	1,815,971

Net Assets:
Beginning of period	78,829,353	82,479,530	17,265,827	15,449,856
End of period	$77,464,087	$78,829,353	$17,596,424	$17,265,827
Accumulated net investment income (loss)	$(182,413)	$(191,800)	$(160,996)	$(62,315)

10 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)

	Growth Fund		Opportunity Fund
	For the	For the	For the	For the
	year ended	year ended	year ended	year ended
	October 31, 2015	October 31, 2014	October 31, 2015	October 31, 2014
CAPITAL TRANSACTIONS:
Class A Shares:
Proceeds from shares issued	$911,998	$496,557	$5,620,192	$1,938,423
Dividends reinvested	1,980,018	1,426,628	3,006,950	1,468,888
Value of shares redeemed	(2,152,764)	(1,492,047)	(4,754,026)	(1,701,878)
Class A Shares capital transactions	739,252	431,138	3,873,116	1,705,433

Class B Shares:
Dividends reinvested	54,223	61,488	79,546	63,060
Value of shares redeemed	(156,812)	(228,368)	(157,482)	(190,960)
Class B Shares capital transactions	(102,589)	(166,880)	(77,936)	(127,900)

Class C Shares:
Proceeds from shares issued	169,529	195,573	169,225	219,440
Dividends reinvested	115,977	89,319	180,411	102,306
Value of shares redeemed	(324,235)	(126,331)	(136,878)	(192,537)
Class C Shares capital transactions	(38,729)	158,561	212,758	129,209

Class I Shares:
Proceeds from shares issued	7,960,947	12,675,493	—	—
Dividends reinvested	9,568,372	7,911,912	—	—
Value of shares redeemed	(13,896,154)	(26,337,526)	—	—
Class I Shares capital transactions	3,633,165	(5,750,121)	—	—
Change in net assets resulting from capital transactions	$4,231,099	$(5,327,302)	$4,007,938	$1,706,742

SHARE TRANSACTIONS:
Class A Shares:
Issued	46,411	24,260	501,383	154,943
Reinvested	103,395	70,451	276,374	121,096
Redeemed	(106,044)	(70,856)	(428,289)	(135,770)
Change in Class A Shares	43,762	23,855	349,468	140,269

Class B Shares:
Reinvested	3,345	3,464	10,677	6,968
Redeemed	(9,435)	(12,832)	(20,497)	(20,434)
Change in Class B Shares	(6,090)	(9,368)	(9,820)	(13,466)

Class C Shares:
Issued	10,255	10,381	20,593	22,638
Reinvested	7,089	4,996	23,278	10,965
Redeemed	(18,438)	(6,864)	(14,948)	(19,935)
Change in Class C Shares	(1,094)	8,513	28,923	13,668

Class I Shares:
Issued	385,567	602,647	—	—
Reinvested	485,458	382,218	—	—
Redeemed	(676,361)	(1,244,759)	—	—
Change in Class I Shares	194,664	(259,894)	—	—

See notes to financial statements.	HSBC FAMILY OF FUNDS 11

HSBC FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)

	Opportunity Fund (Advisor)
	For the	For the
	year ended	year ended
	October 31, 2015	October 31, 2014
Investment Activities:
Operations:
Net investment income (loss)	$(656,425)	$(1,025,940)
Net realized gains (losses) from investments	(1,250,197)	43,323,713
Change in unrealized appreciation/depreciation on investments	(3,000,512)	(18,084,143)
Change in net assets resulting from operations	(4,907,134)	24,213,630

Distributions:
Net investment income:
Class I Shares	—	(433,947)
Net realized gains:
Class I Shares	(42,957,976)	(21,203,571)
Change in net assets resulting from distributions	(42,957,976)	(21,637,518)
Change in net assets resulting from capital transactions	62,474,171	(5,660,696)
Change in net assets	14,609,061	(3,084,584)

Net Assets:
Beginning of period	205,236,554	208,321,138
End of period	$219,845,615	$205,236,554
Accumulated net investment income (loss)	$(617,681)	$(587,018)

12 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)

	Opportunity Fund (Advisor)
	For the	For the
	year ended	year ended
	October 31, 2015	October 31, 2014

CAPITAL TRANSACTIONS:
Class I Shares:
Proceeds from shares issued	$53,094,557	$23,221,586
Dividends reinvested	42,818,632	21,593,694
Value of shares redeemed	(33,439,018)	(50,475,976)
Class I Shares capital transactions	62,474,171	(5,660,696)
Change in net assets resulting from capital transactions	$62,474,171	$(5,660,696)

SHARE TRANSACTIONS:
Class I Shares:
Issued	3,581,286	1,349,096
Reinvested	2,979,724	1,308,790
Redeemed	(2,286,235)	(2,969,584)
Change in Class I Shares	4,274,775	(311,698)

See notes to financial statements.	HSBC FAMILY OF FUNDS 13

HSBC GROWTH FUND
Financial Highlights

Select data for a share outstanding throughout the periods indicated.*

		Investment Activities			Distributions						Ratios/Supplementary Data
													Ratio
													of Net	Ratio
			Net Realized					Net			Net	Ratio	Investment	of Expenses
	Net Asset	Net	and Unrealized			Net Realized		Asset			Assets	of Net	Income	to Average
	Value,	Investment	Gains	Total from	Net	Gains from		Value,			at End	Expenses	(Loss) to	Net Assets	Portfolio
	Beginning	Income	(Losses) from	Investment	Investment	Investment	Total	End of	Total		of Period	to Average	Average	(Excluding Fee	Turnover
	of Period	(Loss)(a)	Investments	Activities	Income	Transactions	Distributions	Period	Return(b)		(000’s)	Net Assets	Net Assets	Reductions)	(c)
Class A Shares
Year Ended October 31, 2015	$22.09	$(0.09)	$1.69	$1.60	$—	$(3.44)	$(3.44)	$20.25	8.15	%(d)	$13,265	1.20%	(0.45)%	1.22%	68%
Year Ended October 31, 2014	21.73	(0.09)	3.03	2.94	—	(2.58)	(2.58)	22.09	14.59%		13,504	1.20%	(0.44)%	1.21%	68%
Year Ended October 31, 2013	17.69	(0.01)	5.34	5.33	—	(1.29)	(1.29)	21.73	32.24	%(d)	12,761	1.20%	(0.05)%	1.21%	75%
Year Ended October 31, 2012	16.59	(0.06)	1.16	1.10	—	—	—	17.69	6.63	%(d)	11,327	1.20%	(0.36)%	1.27%	53%
Year Ended October 31, 2011	15.02	(0.07)	1.64	1.57	—	—	—	16.59	10.45	%(d)	15,349	1.18%	(0.45)%	1.18%	56%
Class B Shares
Year Ended October 31, 2015	19.24	(0.20)	1.43	1.23	—	(3.44)	(3.44)	17.03	7.32	%(d)	170	1.95%	(1.18)%	1.97%	68%
Year Ended October 31, 2014	19.36	(0.21)	2.67	2.46	—	(2.58)	(2.58)	19.24	13.81%		310	1.95%	(1.17)%	1.96%	68%
Year Ended October 31, 2013	16.02	(0.12)	4.75	4.63	—	(1.29)	(1.29)	19.36	31.16	%(d)	493	1.95%	(0.72)%	1.96%	75%
Year Ended October 31, 2012	15.13	(0.17)	1.06	0.89	—	—	—	16.02	5.88	%(d)	621	1.95%	(1.10)%	2.03%	53%
Year Ended October 31, 2011	13.80	(0.18)	1.51	1.33	—	—	—	15.13	9.64	%(d)	962	1.93%	(1.19)%	1.93%	56%
Class C Shares
Year Ended October 31, 2015	19.38	(0.21)	1.46	1.25	—	(3.44)	(3.44)	17.19	7.37	%(d)	659	1.95%	(1.20)%	1.97%	68%
Year Ended October 31, 2014	19.49	(0.22)	2.69	2.47	—	(2.58)	(2.58)	19.38	13.76%		764	1.95%	(1.19)%	1.96%	68%
Year Ended October 31, 2013	16.12	(0.14)	4.80	4.66	—	(1.29)	(1.29)	19.49	31.15	%(d)	602	1.95%	(0.81)%	1.96%	75%
Year Ended October 31, 2012	15.23	(0.18)	1.07	0.89	—	—	—	16.12	5.84	%(d)	482	1.95%	(1.14)%	2.03%	53%
Year Ended October 31, 2011	13.89	(0.18)	1.52	1.34	—	—	—	15.23	9.65	%(d)	251	1.94%	(1.21)%	1.94%	56%
Class I Shares
Year Ended October 31, 2015	22.63	(0.04)	1.74	1.70	—	(3.44)	(3.44)	20.89	8.44	%(d)	63,370	0.95%	(0.20)%	0.98%	68%
Year Ended October 31, 2014	22.14	(0.04)	3.11	3.07	—	(2.58)	(2.58)	22.63	14.94%		64,252	0.95%	(0.18)%	0.96%	68%
Year Ended October 31, 2013	17.99	0.04	5.42	5.46	(0.02)	(1.29)	(1.31)	22.14	32.49	%(d)	68,624	0.95%	0.20%	0.96%	75%
Year Ended October 31, 2012	16.83	(0.02)	1.18	1.16	—	—	—	17.99	6.89	%(d)	57,916	0.95%	(0.12)%	1.04%	53%
Year Ended October 31, 2011	15.19	(0.04)	1.68	1.64	—	—	—	16.83	10.80	%(d)	57,222	0.94%	(0.22)%	0.94%	56%

*	The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the HSBC Growth Portfolio.
(a)	Calculated based on average shares outstanding.
(b)	Total return calculations do not include any sales or redemption charges.
(c)	Portfolio turnover rate is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets. Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d)	The Portfolio, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.28%, 0.12%, 0.16% and 0.11% for the years ended October 31, 2011, 2012, 2013 and 2015, respectively.
Amounts designated as “-” are $0 or have been rounded to $0.

14 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC OPPORTUNITY FUND
Financial Highlights

Select data for a share outstanding throughout the periods indicated.*

		Investment Activities			Distributions						Ratios/Supplementary Data
													Ratio
													of Net	Ratio
			Net Realized					Net			Net	Ratio	Investment	of Expenses
	Net Asset	Net	and Unrealized			Net Realized		Asset			Assets	of Net	Income	to Average
	Value,	Investment	Gains	Total from	Net	Gains from		Value,			at End	Expense	(Loss) to	Net Assets	Portfolio
	Beginning	Income	(Losses) from	Investment	Investment	Investment	Total	End of	Total		of Period	to Average	Average	(Excluding Fee	Turnover
	of Period	(Loss)(a)	Investments	Activities	Income	Transactions	Distributions	Period	Return(b)		(000’s)	Net Assets	Net Assets	Reductions)	(c)
Class A Shares
Year Ended October 31, 2015	$12.83	$(0.10)	$(0.07)	$(0.17)	$—	$(2.32)	$(2.32)	$10.34	(2.21)%		$16,593	1.55%	(0.86)%	1.84%	63%
Year Ended October 31, 2014	12.78	(0.13)	1.53	1.40	—	(1.35)	(1.35)	12.83	11.57%		16,110	1.55%	(1.04)%	1.86%	66%
Year Ended October 31, 2013	10.13	(0.06)	3.34	3.28	—	(0.63)	(0.63)	12.78	34.02	%(d)	14,259	1.55%	(0.49)%	2.01%	70%
Year Ended October 31, 2012	10.63	(0.05)	1.11	1.06	—	(1.56)	(1.56)	10.13	12.08	%(d)	10,204	1.55%	(0.51)%	2.20%	59%
Year Ended October 31, 2011	9.67	(0.07)	1.19	1.12	—	(0.16)	(0.16)	10.63	11.59	%(d)	11,145	1.55%	(0.62)%	1.85%	69%
Class B Shares
Year Ended October 31, 2015	9.51	(0.13)	(0.02)	(0.15)	—	(2.32)	(2.32)	7.04	(2.90)%		178	2.30%	(1.61)%	2.60%	63%
Year Ended October 31, 2014	9.87	(0.16)	1.15	0.99	—	(1.35)	(1.35)	9.51	10.74%		334	2.30%	(1.74)%	2.60%	66%
Year Ended October 31, 2013	8.01	(0.11)	2.60	2.49	—	(0.63)	(0.63)	9.87	33.10	%(d)	480	2.30%	(1.24)%	2.77%	70%
Year Ended October 31, 2012	8.80	(0.10)	0.87	0.77	—	(1.56)	(1.56)	8.01	11.15	%(d)	499	2.30%	(1.25)%	2.99%	59%
Year Ended October 31, 2011	8.09	(0.12)	0.99	0.87	—	(0.16)	(0.16)	8.80	10.75	%(d)	536	2.30%	(1.36)%	2.64%	69%
Class C Shares
Year Ended October 31, 2015	9.80	(0.13)	(0.03)	(0.16)	—	(2.32)	(2.32)	7.32	(2.93)%		825	2.30%	(1.61)%	2.62%	63%
Year Ended October 31, 2014	10.14	(0.17)	1.18	1.01	—	(1.35)	(1.35)	9.80	10.64%		822	2.30%	(1.77)%	2.61%	66%
Year Ended October 31, 2013	8.21	(0.11)	2.67	2.56	—	(0.63)	(0.63)	10.14	33.15	%(d)	711	2.30%	(1.21)%	2.76%	70%
Year Ended October 31, 2012	8.98	(0.10)	0.89	0.79	—	(1.56)	(1.56)	8.21	11.14	%(d)	545	2.30%	(1.19)%	3.03%	59%
Year Ended October 31, 2011	8.25	(0.13)	1.02	0.89	—	(0.16)	(0.16)	8.98	10.79	%(d)	437	2.30%	(1.38)%	2.64%	69%

*	The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the HSBC Opportunity Portfolio.
(a)	Calculated based on average shares outstanding.
(b)	Total return calculations do not include any sales or redemption charges.
(c)	Portfolio turnover rate is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets. Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d)	The Portfolio, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.10%, 0.10% and 0.13% for the years ended October 31, 2011, 2012 and 2013, respectively.
Amounts designated as “-” are $0 or have been rounded to $0.

See notes to financial statements.	HSBC FAMILY OF FUNDS 15

HSBC OPPORTUNITY FUND (ADVISOR)
Financial Highlights

Select data for a share outstanding throughout the periods indicated.*

		Investment Activities			Distributions						Ratios/Supplementary Data
													Ratio
													of Net	Ratio
			Net Realized					Net			Net	Ratio	Investment	of Expenses
	Net Asset	Net	and Unrealized			Net Realized		Asset			Assets	of Net	Income	to Average
	Value,	Investment	Gains	Total from	Net	Gains from		Value,			at End	Expenses	(Loss) to	Net Assets	Portfolio
	Beginning	Income	(Losses) from	Investment	Investment	Investment	Total	End of	Total		of Period	to Average	Average	(Excluding Fee	Turnover
	of Period	(Loss)(a)	Investments	Activities	Income	Transactions	Distributions	Period	Return(b)		(000’s)	Net Assets	Net Assets	Reductions)	(c)
Class I Shares
Year Ended October 31, 2015	$17.47	$(0.05)	$(0.08)	$(0.13)	$—	$(3.62)	$(3.62)	$13.72	(1.69)%		$219,846	0.99%	(0.30)%	0.99%	63%
Year Ended October 31, 2014	17.27	(0.08)	2.07	1.99	(0.04)	(1.75)	(1.79)	17.47	12.16%		205,237	1.00%	(0.49)%	1.00%	66%
Year Ended October 31, 2013	13.40	0.01	4.47	4.48	—	(0.61)	(0.61)	17.27	34.70	%(d)	208,321	0.99%	0.07%	0.99%	70%
Year Ended October 31, 2012	14.02	(0.01)	1.46	1.45	—	(2.07)	(2.07)	13.40	12.50	%(d)	135,098	1.08%	(0.01)%	1.08%	59%
Year Ended October 31, 2011	12.77	(0.01)	1.57	1.56	—	(0.31)	(0.31)	14.02	12.25	%(d)	122,017	1.01%	(0.07)%	1.01%	69%

*	The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the HSBC Opportunity Portfolio.
(a)	Calculated based on average shares outstanding.
(b)	Total return calculations do not include any sales or redemption charges.
(c)	Portfolio turnover rate is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets. Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d)	The Portfolio, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.10%, 0.10% and 0.13% for the years ended October 31, 2011, 2012 and 2013, respectively.
Amounts designated as “-” are $0 or have been rounded to $0.

16 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of October 31, 2015

1. Organization:

The HSBC Funds (the “Trust”), a Massachusetts business trust organized on April 22, 1987, and the HSBC Advisor Funds Trust (the “Advisor Trust”), a Massachusetts business trust organized on April 5, 1996, are registered under the Investment Company Act of 1940, as amended (the “Act”), as open-end management investment companies. As of October 31, 2015, the Trust is composed of 17 separate operational funds and the Advisor Trust is composed of one operational fund, each a series of the HSBC Family of Funds, which also includes the HSBC Portfolios (the “Portfolio Trust”) (collectively the “Trusts”). The accompanying financial statements are presented for the following three funds (individually a “Fund”, collectively the “Funds”) of the Trust and Advisor Trust:

Fund	Short Name	Trust
HSBC Growth Fund	Growth Fund	Trust
HSBC Opportunity Fund	Opportunity Fund	Trust
HSBC Opportunity Fund (Advisor)	Opportunity Fund (Advisor)	Advisor Trust

All the Funds are diversified funds. Financial statements for all other funds of the Trusts are published separately.

Each Fund utilizes a master-feeder fund structure and seeks to achieve its investment objectives by investing all of its investable assets in its respective Portfolio (as defined below).

		Proportionate
		Ownership
		Interest on
Fund	Respective Portfolio	October 31, 2015 (%)
HSBC Growth Fund	HSBC Growth Portfolio	100.0
HSBC Opportunity Fund	HSBC Opportunity Portfolio	7.4
HSBC Opportunity Fund (Advisor)	HSBC Opportunity Portfolio	92.6

The HSBC Growth Portfolio and HSBC Opportunity Portfolio (individually a “Portfolio”, collectively the “Portfolios”) are diversified series of the Portfolio Trust. The Portfolios operate as master funds in master-feeder arrangements and also may receive investments from certain fund of funds.

The financial statements of the Portfolios, including the Schedules of Portfolio Investments, are included elsewhere in this report. The financial statements of the Portfolios should be read in conjunction with the financial statements of the Funds.

The Funds are authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share. The Growth Fund offers four classes of shares: Class A Shares, Class B Shares, Class C Shares, and Class I Shares. The Opportunity Fund offers three classes of shares: Class A Shares, Class B Shares, and Class C Shares. The Opportunity Fund (Advisor) offers one class of shares: Class I Shares. Class A Shares of the Funds have a maximum sales charge of 5.00% as a percentage of the original purchase price. Class B Shares of the Funds are offered without any front-end sales charge but will be subject to a contingent deferred sales charge (“CDSC”) ranging from a maximum of 4.00% if redeemed less than one year after purchase to 0.00% if redeemed more than four years after purchase. Class C Shares of the Funds are offered without any front-end sales charge but will be subject to a maximum CDSC of 1.00% if redeemed less than one year after purchase. No sales charges are assessed with respect to Class I Shares of the Funds. Each class of shares in the Funds has identical rights and privileges except with respect to arrangements pertaining to shareholder servicing and/or distribution, class-related expenses, voting rights on matters affecting a single class of shares, and the exchange privilege of each class of shares. Class B Shares of the Funds may no longer be purchased or acquired by any new or existing Class B shareholder, except through dividend and/or capital gains reinvestment.

HSBC FAMILY OF FUNDS       17

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of October 31, 2015 (continued)

Under the Trusts’ organizational documents, the Trusts’ officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Trusts enter into contracts with service providers, which also provide for indemnifications by the Funds. The Funds’ maximum exposure under these arrangements is unknown, as this would involve any future claims that may be made against the Funds. However, based on experience, the Trusts expect that risk of loss to be remote.

The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies.”

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with U.S. generally accepted accounting principles (“GAAP’’). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Securities Valuation:

The Funds record their investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 3 below.

Investment Transactions and Related Income:

The Funds record investments into the Portfolios on a trade date basis. The Funds record daily their proportionate share of income, expenses, changes in unrealized appreciation and depreciation and realized gains and losses derived from their respective Portfolios. In addition, the Funds accrue their own expenses daily as incurred.

Allocations:

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among the applicable series within the Trusts in relation to the net assets of each fund or on another reasonable basis. Class specific expenses are charged directly to the class incurring the expense. In addition, income, expenses (other than class specific expenses), and unrealized and realized gains and losses are allocated to each class based on relative net assets on a daily basis.

Distributions to Shareholders:

Dividends to shareholders from net investment income, if any, are declared and distributed semi annually in the case of the Funds.

The Funds’ net realized gains, if any, are distributed to shareholders at least annually. Additional distributions are also made to the Funds’ shareholders to the extent necessary to avoid the federal excise tax on certain undistributed income and net capital gains of regulated investment companies.

The amount and character of net investment income and net realized gains distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., reclassification of market discounts, certain gain/loss, and certain distributions), such amounts are reclassified within the composition of net assets; temporary differences (e.g., wash losses and post-October loss deferrals) do not require reclassification. The Funds may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as a part of the dividends paid deduction for income tax purposes. To the extent distributions to shareholders from net investment income and net realized gains exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

18       HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of October 31, 2015 (continued)

Federal Income Taxes:

Each Fund is a separate taxable entity for federal income tax purposes. Each Fund has qualified and intends to continue to qualify each year as a “regulated investment company’’ under Subchapter M of the Internal Revenue Code, as amended, and to distribute substantially all of its taxable net investment income and net realized gains, if any, to its shareholders. Accordingly, no provision for federal income or excise tax is required.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

New Accounting Pronouncements:

In August 2014, the FASB issued Accounting Standards Update No. 2014-15 “Presentation of Financial Statements–Going Concern (Subtopic 205-40)” (“ASU 2014-15”), which requires management to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the entity’s ability to continue as a going concern. ASU 2014-15 is effective prospectively for annual periods ending after December 15, 2016, and interim periods thereafter.

In May 2015, the FASB issued Accounting Standards Update No. 2015-07 “Fair Value Measurement (Topic 820)” (“ASU 2015-07”), which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. ASU 2015-07 also removes the requirement to make certain disclosures for all investments that may be measured at fair value using the NAV per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods.

Management is currently evaluating the implications of these ASUs and their impact on the financial statements and related disclosures has not yet been determined.

3. Investment Valuation Summary

The valuation techniques employed by the Funds, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The Funds’ investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs used for valuing the Funds’ investments are summarized in the three broad levels listed below:

●	Level 1: quoted prices in active markets for identical assets

●	Level 2: other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)

●	Level 3: significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Funds determine transfers between fair value hierarchy levels at the reporting period end. There were no transfers between levels as of October 31, 2015, from the valuation input levels used on October 31, 2014. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

HSBC FAMILY OF FUNDS       19

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of October 31, 2015 (continued)

The Funds record their investments in their respective Portfolios at fair value, which represents their proportionate ownership of the value of the Portfolios’ net assets. These investments are typically categorized as Level 2 in the fair value hierarchy. The underlying securities of the Portfolios are recorded at fair value, as discussed more fully in the Notes to Financial Statements of the Portfolios included elsewhere in this report.

For the year ended October 31, 2015, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value. As of October 31, 2015, all investments were categorized as Level 2 in the fair value hierarchy.

4. Related Party Transactions and Other Agreements and Plans:

Investment Management:

HSBC Global Asset Management (USA) Inc. (“HSBC” or the “Investment Adviser”), a wholly-owned subsidiary of HSBC Bank USA, N.A., a national bank organized under the laws of the United States, acts as Investment Adviser to the Portfolios. As Investment Adviser, HSBC manages the investments of the Portfolios and continuously reviews, supervises, and administers the Portfolios’ investments. The Funds are not directly charged any investment management fees.

Administration:

HSBC also serves the Funds as Administrator. Under the terms of the Administration Agreement, HSBC receives from the Funds (as well as other funds in the Trusts combined) a fee, accrued daily and paid monthly, at an annual rate of:

Based on Average Daily Net Assets of	Fee Rate (%)
Up to $10 billion	0.0550
In excess of $10 billion but not exceeding $20 billion	0.0350
In excess of $20 billion but not exceeding $50 billion	0.0275
In excess of $50 billion	0.0250

The fee rates and breakpoints are determined on the basis of the aggregate average daily net assets of the Trusts. The total administration fee paid to HSBC is allocated to each series based upon its proportionate share of the aggregate net assets of the Trusts. For assets invested in the Portfolios by the Funds, the Portfolios pay half of the administration fee and the Funds pay half, for a combination of the total fee rate as set forth above. An amount equal to 50% of the administration fee is deemed to be class specific and is based on the daily net assets.

Pursuant to a Sub-Administration Agreement with HSBC, Citi Fund Services Ohio, Inc. (“Citi”), a wholly-owned subsidiary of Citigroup, Inc., serves as the Trusts’ Sub-Administrator, subject to the general supervision by the Trusts’ Board of Trustees (the “Board”) and HSBC. For these services, Citi is entitled to a fee, payable by HSBC, at an annual rate equivalent to the fee rates set forth above subject to certain reductions associated with services provided to new funds, minus 0.02% which is retained by HSBC.

Under a Compliance Services Agreement between the Trusts and Citi (the “CCO Agreement”), Citi makes an employee available to serve as the Trusts’ Chief Compliance Officer (the “CCO”). Under the CCO Agreement, Citi also provides infrastructure and support in implementing the written policies and procedures comprising the Trusts’ compliance program, including support services to the CCO. For the services provided under the CCO Agreement, the Trusts paid Citi $300,447 for the year ended October 31, 2015, plus reimbursement of certain out-of-pocket expenses. Expenses incurred by each Fund are reflected on the Statements of Operations as “Compliance Services.” Citi pays the salary and other compensation earned by individuals performing these services, as employees of Citi.

20       HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of October 31, 2015 (continued)

Distribution Arrangements:

Foreside Distribution Services, L.P. (“Foreside’’), a wholly-owned subsidiary of Foreside Financial Group LLC, serves the Trust as Distributor (the “Distributor’’). The Trust has adopted a non-compensatory Distribution Plan and Agreement (the “Distribution Plan’’) pursuant to Rule 12b-1 of the Act. The Distribution Plan provides for reimbursement of expenses incurred by the Distributor related to distribution and marketing, at a rate not to exceed 0.25%, 1.00%, and 1.00% of the average daily net assets of Class A Shares (currently not being charged), Class B Shares (currently charging 0.75%), and Class C Shares (currently charging 0.75%) of the Funds, respectively. For the year ended October 31, 2015, Foreside, as Distributor, also received $148,790, $0, and $15,776 in commissions from sales of the Trusts, for Class A Shares, Class B Shares, and Class C Shares, respectively of which $45, $0, and $0 were reallocated to HSBC-affiliated brokers and dealers, for Class A Shares, Class B Shares, and Class C Shares, respectively.

Shareholder Servicing:

The Trust has adopted a Shareholder Services Plan, which provides for payments to shareholder servicing agents for providing various shareholder services. For performing these services, the shareholder servicing agents receive a fee that is computed daily and paid monthly up to 0.25%, 0.25%, and 0.25% of the average daily net assets of Class A Shares, Class B Shares, and Class C Shares of the Funds, respectively. The fees paid to the Distributor pursuant to the Distribution Plan and to shareholder servicing agents pursuant to the Shareholder Services Plan will not exceed in the aggregate 0.50% of the average daily net assets of Class A Shares, and 1.00% of the average daily net assets of Class B Shares and Class C Shares.

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

Fund Accounting and Transfer Agency:

Citi provides fund accounting services for each Fund. As fund accountant, Citi receives an annual fee per Fund and share class, subject to minimums, reductions associated with services provided to new funds and reimbursement of certain expenses. Citi receives additional fees paid by the Trust and Advisor Trust for regulatory administration services and blue sky exemption services. Until March 31, 2015, Citi also provided transfer agency services for each Fund. As transfer agent, Citi received a fee based on the number of funds and shareholder accounts, subject to certain minimums, reductions associated with services provided to new funds and reimbursement of certain expenses. Effective March 31, 2015, transfer agent services were provided under the terms of a separate transfer agency services agreement with Citi. Citi’s rights and obligations under the transfer agency services agreement, in turn, were assigned to SunGard Investor Services LLC (“SIS”), effective March 31, 2015. The transfer agency services, and fees charged for such services, are unchanged as a result of the separate agreement or the assignment to SIS.

Independent Trustees:

For the period January 1, 2015 through October 31, 2015 the Trusts paid each Independent Trustee an annual retainer of $100,000. The Trusts paid a fee of $12,000 for each regular meeting of the Board of Trustees attended and a fee of $3,000 for each special meeting attended. The Trusts paid each Committee Chair an annual retainer of $12,000, with the exception of the Chair of the Audit Committee, who received a retainer of $15,000. The Trusts also paid the Chairman of the Board an additional annual retainer of $30,000.

Prior to January 1, 2015, the Trusts paid each Independent Trustee an annual retainer of $100,000. The Trusts paid a fee of $10,000 for each regular meeting of the Board of Trustees attended and a fee of $3,000 for each special meeting attended. The Trusts paid each Committee Chair an annual retainer of $3,000, with the exception of the Chair of the Audit Committee, who received a retainer of $6,000. The Trusts also paid the Chairman of the Board, an additional annual retainer of $24,000. In addition, for time expended on Board duties outside normal meetings, which is authorized by the Board, a Trustee was compensated at the rate of $500 per hour, up to a maximum of $3,000 per day.

HSBC FAMILY OF FUNDS       21

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of October 31, 2015 (continued)

Other:

The Funds pay fees to certain intermediaries or financial institutions for record keeping, sub-accounting services, transfer agency and other administrative services as reflected on the Statements of Operations as “Administrative Services.”

Fee Reductions:

The Investment Adviser has contractually agreed to limit, through March 1, 2016, the annual total expenses, exclusive of interest, taxes, brokerage commissions, extraordinary expenses, and estimated indirect expenses attributed to a Fund’s investment in investment companies of certain Funds. Each affected Fund Class has its own expense limitation based on the average daily net assets for any full fiscal year as follows:

		Current Contractual
		Expense
Fund	Class	Limitation(%)
Growth Fund	A	1.20
Growth Fund	B	1.95
Growth Fund	C	1.95
Growth Fund	I	0.95
Opportunity Fund	A	1.65
Opportunity Fund	B	2.40
Opportunity Fund	C	2.40
Opportunity Fund (Advisor)	I	1.10

Any amounts contractually waived or reimbursed by the Investment Adviser will be subject to repayment by the respective Fund to the Investment Adviser within three years to the extent that the repayment will not cause the Fund’s operating expenses to exceed the contractual expense limit that was in effect at the time of such waiver or reimbursement. During the year ended October 31, 2015, the Investment Adviser did not recapture any of its prior contractual waivers or reimbursements. As of October 31, 2015, the repayments that may potentially be made by the Funds are as follows:

Fund	2018($)	2017($)	2016($)	Total($)
Growth Fund	18,904	6,785	5,267	30,956
Opportunity Fund	34,993	34,544	46,445	115,982
____________________

* The year listed above the amounts is the fiscal year ending in which the amounts will no longer be able to be recouped.

The Administrator and Citi may voluntarily waive/reimburse fees to help support the expense limits of the Funds. In addition, HSBC, in its role as Investment Adviser and Administrator, may waive/reimburse additional fees at its discretion. Any voluntary fee waivers/reimbursements are not subject to recoupment in subsequent fiscal periods. Voluntary waivers/reimbursements may be stopped at any time. Amounts waived/reimbursed by the Investment Adviser, Administrator and Citi are reported separately on the Statements of Operations, as applicable.

5. Investment Transactions:

Contributions to and withdrawals from the respective Portfolios for the year ended October 31, 2015 totaled:

Fund	Contributions ($)	Withdrawals ($)
Growth Fund	4,661,525	12,493,383
Opportunity Fund	4,506,928	3,928,473
Opportunity Fund (Advisor)	40,758,900	21,422,971

22       HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of October 31, 2015 (continued)

6. Federal Income Tax Information:

The tax character of dividends paid by the Funds during the tax year ended October 31, 2015 was as follows:

	Dividends paid from
					Total
	Ordinary	Net Long Term	Total Taxable	Return of	Dividends
	Income ($)	Capital Gains ($)	Dividends ($)	Capital ($)	Paid ($)(1)
Growth Fund	—	11,799,912	11,799,912	—	11,799,912
Opportunity Fund	572,116	2,737,364	3,309,480	—	3,309,480
Opportunity Fund (Advisor)	8,144,105	34,813,856	42,957,961	15	42,957,976

The tax character of dividends paid by the Funds during the tax year ended October 31, 2014 was as follows:

	Dividends paid from
					Total
	Ordinary	Net Long Term	Total Taxable	Return of	Dividends
	Income ($)	Capital Gains ($)	Dividends ($)	Capital ($)	Paid ($)(1)
Growth Fund	848,249	8,732,303	9,580,552	—	9,580,552
Opportunity Fund	29,031	1,630,497	1,659,528	—	1,659,528
Opportunity Fund (Advisor)	2,223,373	19,414,145	21,637,518	—	21,637,518
____________________

(1)	Total dividends paid may differ from the amount reported in the Statement of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of the tax year ended October 31, 2015, the components of accumulated earnings/(deficit) on a tax basis for the Funds were as follows:

			Undistributed			Accumulated	Unrealized	Total
	Undistributed	Undistributed	Long Term			Capital and	Appreciation/	Accumulated
	Ordinary	Tax Exempt	Capital	Accumulated	Dividends	Other	(Depreciation)	Earnings/
	Income ($)	Income ($)	Gains ($)	Earnings ($)	Payable ($)	Losses ($)	($)(1)	(Deficit) ($)
Growth Fund	—	—	8,022,994	8,022,994	—	(182,413)	17,490,653	25,331,234
Opportunity Fund	—	—	—	—	—	(254,288)	2,127,593	1,873,305
Opportunity Fund
(Advisor)	—	—	—	—	—	(1,482,280)	25,416,180	23,933,900
____________________

(1)	The differences between book-basis and tax-basis unrealized appreciation/depreciation are attributable primarily to: tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on certain derivative instruments, the difference between book and tax amortization methods for premium and market discount, the realization for tax purposes of unrealized gains/losses on investments in passive foreign investment companies and the return of capital adjustments from real estate investment trusts.

As of the tax year ended October 31, 2015, the Funds have net capital loss carryforwards (“CLCFs”) as summarized in the tables below. CLCFs subjects to expiration are applied as short-term capital loss regardless of whether the originating capital loss was short-term or long-term. CLCFs that are not subject to expiration must be utilized before those that are subject to expiration. The Board does not intend to authorize a distribution of any realized gain for the Funds until any applicable CLCF has been offset or expires.

CLCFs not subject to expiration:

	Short Term	Long Term
	Amount ($)	Amount ($)	Total ($)
Opportunity Fund	93,292	—	93,292
Opportunity Fund (Advisor)	—	864,599	864,599

HSBC FAMILY OF FUNDS       23

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of October 31, 2015 (continued)

Under current law, capital losses and specified ordinary losses realized after October 31 and non-specified ordinary losses incurred after December 31 (ordinary losses collectively known as “late year ordinary loss”) may be deferred and treated as occurring on the first business day of the following fiscal year. As of the tax year ended October 31, 2015, the following Funds had deferred losses, which will be treated as arising on the first day of the fiscal year ending October 31, 2016.

Late Year
Ordinary Losses
($)
Growth Fund	182,413
Opportunity Fund	160,996
Opportunity Fund (Advisor)	617,681

7. Significant Shareholders:

The Funds each have one or more shareholders, which are accounts maintained by financial intermediaries on behalf of their clients, that own a significant portion of the Fund’s outstanding shares, respectively. Significant shareholder transactions by these shareholders may impact the Funds’ performance.

8. Subsequent Events:

At a meeting on December 17-18, 2015, the Trust’s Board of Trustees approved a plan of liquidation to close the HSBC Growth Fund. The liquidation of the HSBC Growth Fund is expected to be effective on or about February 12, 2016. Effective December 18, 2015, the Fund will no longer sell shares to new investors or existing shareholders (except through reinvested dividends), including through exchanges into the Fund from other funds of the Trust. Investors may continue to redeem shares of the Fund.

At a meeting of the Board of Trustees of the Trusts held on December 17-18, 2015, the Trustees of the Trusts approved on behalf of each Trust and each of the Funds a form of Agreement and Plan of Reorganization (the “Plan”) and other proposals subject to shareholder approval. The Plan will be submitted to a vote of shareholders of the Funds at a special meeting of shareholders to be held in 2016. The Plan calls for the reorganization and redomiciliation of the Funds, which are series of either a Massachusetts business trust (the Trust and Advisor Trust) or a New York trust (the Portfolio Trust), with and into corresponding “shell” series (“New Funds”) of a single newly formed Delaware statutory trust (the “Redomiciliation”). If approved by shareholders, the Redomiciliation is expected to occur in the second calendar quarter of 2016. Upon completion of the Redomiciliation, shareholders of the Funds would own shares of the corresponding class of the New Funds that are equal in value to the shares of the Fund that were held by the shareholders immediately prior to the closing of the Redomiciliation. In addition, the respective share classes of each of the New Funds would assume the performance, financial and other historical information of those of the corresponding Fund. The Redomiciliation is not expected to have an impact on the continuing of operations of the Funds. Additional information about the Plan and the other proposals will be included in the Trusts’ proxy statement that is expected to be mailed to shareholders in March 2016.

On November 30, 2015, SunGard Investor Services LLC announced that its acquisition by Fidelity National Information Services was completed. The transfer agency services, and fees charged for such services, are unchanged as a result of the acquisition.

Management has evaluated events and transactions through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no additional subsequent events to report.

24       HSBC FAMILY OF FUNDS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of HSBC Funds and
HSBC Advisor Funds Trust

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of HSBC Growth Fund and HSBC Opportunity Fund (each a portfolio of HSBC Funds) and HSBC Opportunity Fund (Advisor) (a portfolio of HSBC Advisor Funds Trust) (collectively, the “Funds”) at October 31, 2015, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion. The accompanying statements of changes in net assets for the year ended October 31, 2014 and the financial highlights for each of the periods ended on or prior to October 31, 2014 were audited by other auditors whose report dated December 23, 2014 expressed an unqualified opinion on those statements and financial highlights.

As discussed in Note 8 to the financial statements, the Board of Trustees has approved a plan of liquidation to close the HSBC Growth Fund.

PricewaterhouseCoopers LLP
New York, New York
December 29, 2015

HSBC FAMILY OF FUNDS       25

HSBC FAMILY OF FUNDS
Other Federal Income Tax Information—as of October 31, 2015 (Unaudited)

During the year ended October 31, 2015, the following Funds declared capital gain distributions:

	Short Term	Long Term
	Capital Gain	Capital Gain
	Distributions ($)	Distributions ($)
Growth Fund	—	11,799,912
Opportunity Fund	572,116	2,737,364
Opportunity Fund (Advisor)	8,144,105	34,813,856

For the year ended October 31, 2015, the following percentages of the total ordinary income dividends paid by the Funds qualify for the corporate dividends received deduction available to corporate shareholders:

Dividends
Received
Deduction (%)
Opportunity Fund	21.61
Opportunity Fund (Advisor)	17.73

For the year ended October 31, 2015, dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2014 Form 1099-DIV:

Qualified
Dividend
Income (%)
Opportunity Fund	22.45
Opportunity Fund (Advisor)	18.41

26       HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Table of Shareholder Expenses—as of October 31, 2015 (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution fees and/or shareholder servicing fees and other Fund expenses (including expenses allocated from the Portfolios). These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these cost with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2015 through October 31, 2015.

Actual Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

					Annualized
		Beginning	Ending	Expenses Paid	Expense Ratio
		Account Value	Account Value	During Period*	During Period
		5/1/15	10/31/15	5/1/15 - 10/31/15	5/1/15 - 10/31/15
Growth Fund	Class A Shares	$1,000.00	$1,034.70	$6.15	1.20%
	Class B Shares	1,000.00	1,030.90	9.98	1.95%
	Class C Shares	1,000.00	1,031.20	9.98	1.95%
	Class I Shares	1,000.00	1,036.20	4.88	0.95%
Opportunity Fund	Class A Shares	1,000.00	920.70	7.50	1.55%
	Class B Shares	1,000.00	916.70	11.11	2.30%
	Class C Shares	1,000.00	916.10	11.11	2.30%
Opportunity Fund (Advisor)	Class I Shares	1,000.00	922.70	4.80	0.99%
____________________

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

HSBC FAMILY OF FUNDS       27

HSBC FAMILY OF FUNDS
Table of Shareholder Expenses—as of October 31, 2015 (Unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

					Annualized
		Beginning	Ending	Expenses Paid	Expense Ratio
		Account Value	Account Value	During Period*	During Period
		5/1/15	10/31/15	5/1/15 - 10/31/15	5/1/15 - 10/31/15
Growth Fund	Class A Shares	$1,000.00	$1,019.16	$6.11	1.20%
	Class B Shares	1,000.00	1,015.38	9.91	1.95%
	Class C Shares	1,000.00	1,015.38	9.91	1.95%
	Class I Shares	1,000.00	1,020.42	4.84	0.95%
Opportunity Fund	Class A Shares	1,000.00	1,017.39	7.88	1.55%
	Class B Shares	1,000.00	1,013.61	11.67	2.30%
	Class C Shares	1,000.00	1,013.61	11.67	2.30%
Opportunity Fund (Advisor)	Class I Shares	1,000.00	1,020.21	5.04	0.99%
____________________

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

28       HSBC FAMILY OF FUNDS

Portfolio Reviews
Portfolio Composition* October 31, 2015 (Unaudited)

HSBC Growth Portfolio
Percentage of
Investment Allocation	Investments at Value (%)
Internet Software & Services	12.9
IT Services	9.5
Software	9.1
Biotechnology	9.0
Internet & Catalog Retail	8.9
Health Care Equipment & Supplies	4.6
Hotels, Restaurants & Leisure	4.2
Chemicals	4.3
Textiles, Apparel & Luxury Goods	4.2
Specialty Retail	4.1
Technology Hardware, Storage & Peripherals	3.6
Food & Staples Retailing	2.8
Pharmaceuticals	2.8
Health Care Providers & Services	2.8
Media	2.7
Industrial Conglomerates	2.5
Real Estate Investment Trusts (REITs)	2.0
Wireless Telecommunication Services	1.7
Airlines	1.6
Life Sciences Tools & Services	1.3
Road & Rail	1.2
Semiconductors & Semiconductor Equipment	1.2
Investment Company	1.1
Auto Components	0.7
Automobiles	0.6
Capital Markets	0.3
Oil, Gas & Consumable Fuels	0.3
Total	100.0

HSBC Opportunity Portfolio
Percentage of
Investment Allocation	Investments at Value (%)
Biotechnology	9.0
Specialty Retail	8.5
Software	5.8
Investment Company	5.3
Machinery	4.9
IT Services	4.9
Household Durables	4.6
Hotels, Restaurants & Leisure	4.5
Health Care Equipment & Supplies	4.1
Pharmaceuticals	3.7
Building Products	3.3
Communications Equipment	3.0
Chemicals	2.7
Professional Services	2.6
Capital Markets	2.7
Diversified Consumer Services	2.5
Media	2.1
Insurance	2.0
Life Sciences Tools & Services	2.0
Oil, Gas & Consumable Fuels	2.0
Semiconductors & Semiconductor Equipment	1.9
Internet Software & Services	1.9
Banks	1.7
Road & Rail	1.7
Commercial Services & Supplies	1.5
Health Care Technology	1.6
Real Estate Investment Trusts (REITs)	1.5
Health Care Providers & Services	1.4
Aerospace & Defense	1.3
Electronic Equipment, Instruments &
Components	1.3
Real Estate Management & Development	1.4
Airlines	1.1
Trading Companies & Distributors	1.0
Leisure Products	0.5
Total	100.0
____________________

*     Portfolio composition is subject to change.

HSBC PORTFOLIOS       29

HSBC GROWTH PORTFOLIO
Schedule of Portfolio Investments—as of October 31, 2015

Common Stocks – 99.4%

	Shares	Value ($)
Airlines – 1.6%
Delta Air Lines, Inc.	24,600	1,250,664
Auto Components – 0.7%
Delphi Automotive plc	6,400	532,416
Automobiles – 0.6%
Tesla Motors, Inc. (a)	2,100	434,553
Biotechnology – 9.1%
AbbVie, Inc.	10,700	637,185
Alexion Pharmaceuticals, Inc. (a)	8,365	1,472,239
BioMarin Pharmaceutical, Inc. (a)	2,520	294,941
Celgene Corp. (a)	17,950	2,202,644
Gilead Sciences, Inc.	10,450	1,129,959
Regeneron Pharmaceuticals, Inc. (a)	805	448,699
Vertex Pharmaceuticals, Inc. (a)	6,895	860,082
		7,045,749
Capital Markets – 0.3%
The Charles Schwab Corp.	7,700	235,004
Chemicals – 4.3%
Ecolab, Inc.	10,650	1,281,727
PPG Industries, Inc.	10,160	1,059,282
Sherwin-Williams Co.	3,745	999,278
		3,340,287
Food & Staples Retailing – 2.9%
Costco Wholesale Corp.	5,900	932,908
CVS Health Corp.	12,950	1,279,201
		2,212,109
Health Care Equipment & Supplies – 4.7%
Boston Scientific Corp. (a)	58,100	1,062,068
DexCom, Inc. (a)	9,180	764,878
Edwards Lifesciences Corp. (a)	5,360	842,324
Medtronic plc	12,750	942,480
		3,611,750
Health Care Providers & Services – 2.8%
Envision Healthcare Holdings, Inc. (a)	23,900	673,980
UnitedHealth Group, Inc.	13,000	1,531,140
		2,205,120
Hotels, Restaurants & Leisure – 4.3%
Chipotle Mexican Grill, Inc. (a)	1,260	806,690
Hilton Worldwide Holdings, Inc.	43,700	1,092,063
Starbucks Corp.	22,400	1,401,568
		3,300,321
Industrial Conglomerates – 2.5%
Danaher Corp.	13,200	1,231,691
General Electric Co.	25,400	734,568
		1,966,259
Internet & Catalog Retail – 8.9%
Amazon.com, Inc. (a)	5,685	3,558,242
Ctrip.com International Ltd., ADR (a)	6,900	641,493
Netflix, Inc. (a)	5,780	626,436
The Priceline Group, Inc. (a)	1,430	2,079,563
		6,905,734
Internet Software & Services – 12.9%
Alibaba Group Holding Ltd., ADR (a)	11,550	968,237
Alphabet, Inc., Class A (a)	2,630	1,939,336
Alphabet, Inc., Class C (a)	2,663	1,892,887
Costar Group, Inc. (a)	3,695	750,344
Facebook, Inc., Class A (a)	26,750	2,727,697
LinkedIn Corp., Class A (a)	7,175	1,728,242
		10,006,743
IT Services – 9.4%
First Data Corp., Class A (a)	71,200	1,127,808
MasterCard, Inc., Class A	17,100	1,692,729
PayPal Holdings, Inc. (a)	29,200	1,051,492
Visa, Inc., Class A	44,000	3,413,520
		7,285,549
Life Sciences Tools & Services – 1.3%
Quintiles Transnational
Holdings, Inc. (a)	15,500	986,575
Media – 2.7%
Liberty Global plc, Class C (a)	16,250	692,900
The Walt Disney Co.	12,300	1,399,002
		2,091,902
Oil, Gas & Consumable Fuels – 0.3%
Concho Resources, Inc. (a)	2,300	266,593
Pharmaceuticals — 2.8%
Allergan plc (a)	2,040	629,279
Bristol-Myers Squibb Co.	23,900	1,576,205
		2,205,484
Real Estate Investment Trusts (REITs) – 2.0%
American Tower Corp.	14,900	1,523,227
Road & Rail – 1.2%
Union Pacific Corp.	10,450	933,708
Semiconductors & Semiconductor Equipment – 1.2%
Avago Technologies Ltd.	7,800	960,414
Software – 9.2%
Adobe Systems, Inc. (a)	21,000	1,861,861
Intuit, Inc.	11,050	1,076,602
Microsoft Corp.	13,600	715,904
Mobileye NV (a)	20,600	937,712
Salesforce.com, Inc. (a)	15,000	1,165,650
ServiceNow, Inc. (a)	10,000	816,500
Workday, Inc., Class A (a)	6,900	544,893
		7,119,122

30 HSBC PORTFOLIOS	See notes to financial statements.

HSBC GROWTH PORTFOLIO
Schedule of Portfolio Investments—as of October 31, 2015 (concluded)

Common Stocks, continued

	Shares	Value ($)
Specialty Retail – 4.2%
L Brands, Inc.	8,050	772,639
The Home Depot, Inc.	12,600	1,557,864
Ulta Salon, Cosmetics &
Fragrance, Inc. (a)	5,120	890,675
		3,221,178
Technology Hardware, Storage & Peripherals – 3.6%
Apple, Inc.	23,180	2,770,010
Textiles, Apparel & Luxury Goods – 4.2%
Lululemon Athletica, Inc. (a)	10,800	531,036
NIKE, Inc., Class B	18,000	2,358,540
Under Armour, Inc., Class A (a)	4,200	399,336
		3,288,912
Wireless Telecommunication Services — 1.7%
SBA Communications Corp.,
Class A (a)	11,200	1,333,024
TOTAL COMMON STOCKS
(COST $58,819,512)		77,032,407

Investment Company — 1.1%

Northern Institutional Diversified Assets
Portfolio, Institutional Shares,
0.01% (b)	883,466	883,466
TOTAL INVESTMENT COMPANY
(COST $883,466)		883,466
TOTAL INVESTMENT SECURITIES
(COST $59,702,978) – 100.5%		77,915,873
Other Assets (Liabilities) – (0.5)%		(392,242)
NET ASSETS – 100%		77,523,631
____________________

(a)	Represents non-income producing security.
(b)	The rate represents the annualized one-day yield that was in effect on October 31, 2015.

ADR – American Depositary Receipt

See notes to financial statements.	HSBC PORTFOLIOS 31

HSBC OPPORTUNITY PORTFOLIO
Schedule of Portfolio Investments—as of October 31, 2015

Common Stocks – 96.4%

	Shares	Value ($)
Aerospace & Defense – 1.4%
TransDigm Group, Inc. (a)	14,695	3,230,696
Airlines – 1.2%
Allegiant Travel Co.	13,857	2,736,065
Banks – 1.7%
First Republic Bank	61,590	4,022,443
Biotechnology – 9.1%
ACADIA Pharmaceuticals, Inc. (a)	33,950	1,182,139
ARIAD Pharmaceuticals, Inc. (a)	389,950	2,667,258
Medivation, Inc. (a)	110,880	4,663,613
Merrimack Pharmaceuticals, Inc. (a)	241,210	2,252,901
Neurocrine Biosciences, Inc. (a)	48,870	2,399,028
Prothena Corp. plc (a)	8,790	452,773
PTC Therapeutics, Inc. (a)	67,105	1,668,901
Puma Biotechnology, Inc. (a)	8,050	663,481
United Therapeutics Corp. (a)	38,790	5,687,779
		21,637,873
Building Products – 3.4%
A.O. Smith Corp.	15,570	1,196,087
Builders FirstSource, Inc. (a)	164,830	1,948,291
Lennox International, Inc.	36,625	4,864,166
		8,008,544
Capital Markets – 2.7%
Affiliated Managers Group, Inc. (a)	11,925	2,149,601
Raymond James Financial, Inc.	78,790	4,342,116
		6,491,717
Chemicals – 2.8%
PolyOne Corp.	55,750	1,864,280
RPM, Inc.	26,050	1,190,746
W.R. Grace & Co. (a)	35,130	3,523,539
		6,578,565
Commercial Services & Supplies – 1.6%
Knoll, Inc.	160,910	3,739,548
Communications Equipment – 3.0%
CommScope Holding Co., Inc. (a)	37,940	1,230,394
Palo Alto Networks, Inc. (a)	37,000	5,957,000
		7,187,394
Diversified Consumer Services – 2.5%
Nord Anglia Education, Inc. (a)	124,790	2,445,884
Service Corp. International	125,990	3,560,477
		6,006,361
Electronic Equipment, Instruments & Components – 1.4%
Ingram Micro, Inc.	108,580	3,233,512
Health Care Equipment & Supplies – 4.2%
Align Technology, Inc. (a)	67,530	4,420,514
DENTSPLY International, Inc.	55,355	3,368,352
Wright Medical Group NV (a)	114,688	2,216,928
		10,005,794
Health Care Providers & Services – 1.5%
Team Health Holdings, Inc. (a)	58,550	3,493,679
Health Care Technology – 1.6%
Allscripts Healthcare Solutions, Inc. (a)	272,810	3,835,709
Hotels, Restaurants & Leisure – 4.5%
Jack in the Box, Inc.	49,290	3,673,584
Sonic Corp.	96,200	2,745,548
Vail Resorts, Inc.	38,285	4,370,998
		10,790,130
Household Durables – 4.7%
Harman International Industries, Inc.	22,090	2,429,016
Jarden Corp. (a)	104,832	4,696,474
Tempur Sealy International, Inc. (a)	52,130	4,057,799
		11,183,289
Insurance – 2.1%
Assurant, Inc.	60,080	4,898,322
Internet Software & Services – 1.9%
Costar Group, Inc. (a)	22,030	4,473,632
IT Services – 5.0%
Genpact Ltd. (a)	73,560	1,822,817
Sabre Corp.	106,690	3,128,151
Total System Services, Inc.	86,140	4,518,043
VeriFone Systems, Inc. (a)	82,020	2,472,083
		11,941,094
Leisure Products – 0.5%
Polaris Industries, Inc.	9,720	1,091,945
Life Sciences Tools & Services – 2.0%
Mettler-Toledo International, Inc. (a)	15,409	4,792,045
Machinery – 5.0%
Middleby Corp. (a)	34,420	4,025,075
Snap-on, Inc.	27,320	4,532,114
WABCO Holdings, Inc. (a)	29,990	3,365,778
		11,922,967
Media – 2.1%
Interpublic Group of Cos., Inc.	51,930	1,190,755
Nexstar Broadcasting Group, Inc., Class A	71,750	3,819,252
		5,010,007

32	HSBC PORTFOLIOS	See notes to financial statements.

HSBC OPPORTUNITY PORTFOLIO
Schedule of Portfolio Investments—as of October 31, 2015 (concluded)

Common Stocks, continued

	Shares	Value ($)
Oil, Gas & Consumable Fuels – 2.0%
Tesoro Corp.	44,105	4,716,148
Pharmaceuticals – 3.7%
Jazz Pharmaceuticals plc (a)	41,033	5,633,010
Pacira Pharmaceuticals, Inc. (a)	64,960	3,244,752
		8,877,762
Professional Services – 2.7%
IHS, Inc., Class A (a)	33,110	3,957,970
Robert Half International, Inc.	46,090	2,427,099
		6,385,069
Real Estate Investment Trusts (REITs) – 1.5%
Starwood Property Trust, Inc.	177,210	3,560,149
Real Estate Management & Development – 1.4%
Jones Lang LaSalle, Inc.	20,530	3,422,556
Road & Rail – 1.7%
Genesee & Wyoming, Inc.,
Class A (a)	36,730	2,464,583
Werner Enterprises, Inc.	62,880	1,663,805
		4,128,388
Semiconductors & Semiconductor Equipment – 1.9%
On Semiconductor Corp. (a)	374,650	4,121,150
Qorvo, Inc. (a)	11,650	511,785
		4,632,935
Software – 5.9%
Fortinet, Inc. (a)	117,950	4,052,762
QLIK Technologies, Inc. (a)	82,120	2,576,104
ServiceNow, Inc. (a)	63,600	5,192,941
Splunk, Inc. (a)	37,890	2,127,902
		13,949,709
Specialty Retail – 8.7%
Asbury Automotive Group, Inc. (a)	41,765	3,307,788
Restoration Hardware Holdings,
Inc. (a)	44,480	4,585,443
Signet Jewelers Ltd.	25,560	3,858,026
Ulta Salon, Cosmetics &
Fragrance, Inc. (a)	34,420	5,987,703
Williams-Sonoma, Inc.	39,144	2,886,870
		20,625,830
Trading Companies & Distributors – 1.0%
HD Supply Holdings, Inc. (a)	78,390	2,335,238
TOTAL COMMON STOCKS
(COST $200,831,870)		228,945,115

Investment Company – 5.4%

Northern Institutional Government
Select Portfolio, Institutional Shares,
0.01% (b)	12,771,487	12,771,487
TOTAL INVESTMENT COMPANY
(COST $12,771,487)		12,771,487
TOTAL INVESTMENT SECURITIES
(COST $213,603,357) – 101.7%		241,716,602
Other Assets (Liabilities) – (1.7)%		(4,121,860)
NET ASSETS – 100%		$237,594,742
____________________

(a)	Represents non-income producing security.
(b)	The rate represents the annualized one-day yield that was in effect on October 31, 2015.

See notes to financial statements.	HSBC PORTFOLIOS 33

HSBC PORTFOLIOS

Statements of Assets and Liabilities—as of October 31, 2015

	HSBC	HSBC
	Growth	Opportunity
	Portfolio	Portfolio
Assets:
Investment securities, at value	$77,915,873	$241,716,602
Dividends receivable	16,838	28,626
Receivable for investments sold	1,103,874	2,116,908
Prepaid expenses	502	1,194
Total Assets	79,037,087	243,863,330

Liabilities:
Payable for investments purchased	1,448,603	6,069,784
Accrued expenses and other liabilities:
Investment Management	11,140	49,611
Sub-Advisory	25,463	109,143
Administration	1,501	4,674
Compliance Services	10	15
Accounting	6,883	6,820
Custodian	3,497	6,162
Trustee	335	1,157
Other	16,024	21,222
Total Liabilities	$1,513,456	$6,268,588

Applicable to investors’ beneficial interest	$77,523,631	$237,594,742
Total Investments, at cost	$59,702,978	$213,603,357

34 HSBC PORTFOLIOS	See notes to financial statements.

HSBC PORTFOLIOS

Statements of Operations—For the year ended October 31, 2015

	Growth	Opportunity
	Portfolio	Portfolio
Investment Income:
Dividends	$577,554	$1,606,516
Foreign tax withholding	(1,395)	—
Total Investment Income	576,159	1,606,516

Expenses:
Investment Management Fees	134,559	586,260
Sub-Advisory Fees	307,511	1,289,776
Administration	18,482	56,343
Accounting	41,867	41,871
Compliance Services	811	2,437
Custodian	13,950	23,341
Printing	2,723	9,819
Professional	25,079	30,765
Trustee	2,328	7,109
Other	3,958	10,942
Total Expenses	551,268	2,058,663

Net Investment Income (Loss)	$24,891	$(452,147)

Net Realized/Unrealized Gains/(Losses) from Investments:
Net realized gains (losses) from investment securities	9,076,017	(1,376,839)
Change in unrealized appreciation/depreciation on investments	(2,676,864)	(3,071,831)

Net realized/unrealized gains (losses) on investments	6,399,153	(4,448,670)
Change in Net Assets Resulting from Operations	$6,424,044	$(4,900,817)

See notes to financial statements.	HSBC PORTFOLIOS 35

HSBC PORTFOLIOS

Statements of Changes in Net Assets

	Growth Portfolio		Opportunity Portfolio
	For the	For the	For the	For the
	year ended	year ended	year ended	year ended
	October 31, 2015	October 31, 2014	October 31, 2015	October 31, 2014
Investment Activities:
Operations:
Net investment income (loss)	$24,891	$63,233	$(452,147)	$(846,122)
Net realized gains (losses) from investments	9,076,017	16,100,579	(1,376,839)	48,125,818
Change in unrealized appreciation/depreciation on
investments	(2,676,864)	(4,167,672)	(3,071,831)	(20,630,917)
Change in net assets resulting from operations	6,424,044	11,996,140	(4,900,817)	26,648,779
Proceeds from contributions	4,661,525	6,730,596	45,265,828	17,143,763
Value of withdrawals	(12,493,383)	(28,479,757)	(25,351,444)	(48,280,031)
Charge in net assets resulting from transactions
in investors’ beneficial interest	(7,831,858)	(21,749,161)	19,914,384	(31,136,268)
Change in net assets	(1,407,814)	(9,753,021)	15,013,567	(4,487,489)

Net Assets:
Beginning of period	78,931,445	88,684,466	222,581,175	227,068,664
End of period	$77,523,631	$78,931,445	$237,594,742	$222,581,175

36 HSBC PORTFOLIOS	See notes to financial statements.

HSBC PORTFOLIOS
Financial Highlights

		Ratios/Supplementary Data
					Ratio of
				Ratio of Net	Expenses
			Ratio of Net	Investment	to Average
		Net Assets at	Expenses to	Income (Loss)	Net Assets
	Total	End of Period	Average Net	to Average Net	(Excluding Fee	Portfolio
	Return	(000’s)	Assets	Assets	Reductions)	Turnover
GROWTH PORTFOLIO
Year Ended October 31, 2015	8.67%	$77,524	0.72%	0.03%	0.72%	68%
Year Ended October 31, 2014	15.22%	78,931	0.69%	0.07%	0.69%	68%
Year Ended October 31, 2013	32.84%	88,684	0.69%	0.46%	0.69%	75%
Year Ended October 31, 2012	7.18%	79,018	0.71%	0.13%	0.71%	53%
Year Ended October 31, 2011	11.07%	105,289	0.66%	0.07%	0.66%	56%
OPPORTUNITY PORTFOLIO
Year Ended October 31, 2015	(1.57)%	$237,595	0.88%	(0.19)%	0.88%	63%
Year Ended October 31, 2014	12.26%	222,581	0.88%	(0.37)%	0.88%	66%
Year Ended October 31, 2013	34.84%	227,069	0.89%	0.17%	0.89%	70%
Year Ended October 31, 2012	12.71%	150,059	0.91%	0.15%	0.91%	59%
Year Ended October 31, 2011	12.40%	141,324	0.88%	0.05%	0.88%	69%

See notes to financial statements.	HSBC PORTFOLIOS 37

HSBC PORTFOLIOS
Notes to Financial Statements—as of October 31, 2015

1. Organization:

The HSBC Portfolios (the “Portfolios Trust”), is an open-end management investment company organized as a New York trust under the laws of the State of New York on November 1, 1994. The Portfolios Trust contains the following master funds (individually a “Portfolio,” collectively the “Portfolios”):

Portfolio	Short Name
HSBC Growth Portfolio	Growth Portfolio
HSBC Opportunity Portfolio	Opportunity Portfolio

The Portfolios operate as master funds in master-feeder arrangements, in which other feeder funds invest all or part of their investable assets in the Portfolios. The Declaration of Trust permits the Board of Trustees (the “Board”) to issue an unlimited number of beneficial interests in the Portfolios.

The Portfolios are diversified series of the Portfolios Trust and are part of the HSBC Family of Funds, which also includes HSBC Advisor Funds Trust and HSBC Funds (collectively the “Trusts”). Financial statements for all other funds of the Trusts are published separately.

The following represents each feeder fund’s proportionate ownership interest in the Portfolios:

		Proportionate
		Ownership Interest on
Feeder Fund	Respective Portfolio	October 31, 2015 (%)
HSBC Growth Fund	HSBC Growth Portfolio	100.0
HSBC Opportunity Fund	HSBC Opportunity Portfolio	7.4
HSBC Opportunity Fund (Advisor)	HSBC Opportunity Portfolio	92.6

Under the Portfolios Trust’s organizational documents, the Portfolios Trust’s officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Portfolios. In addition, in the normal course of business, the Portfolios Trust may enter into contracts with its service providers, which also provide for indemnifications by the Portfolios. The Portfolios’ maximum exposure under these arrangements is unknown as this would involve any future claims that may be made against the Portfolios. However, based on experience, the Portfolios Trust expects that risk of loss to be remote.

The Portfolios are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies.”

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Portfolios in the preparation of their financial statements. The policies are in conformity with U.S. generally accepted accounting principles (“GAAP’’). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Securities Valuation:

The Portfolios record their investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 3 below.

38       HSBC PORTFOLIOS

HSBC PORTFOLIOS
Notes to Financial Statements—as of October 31, 2015 (continued)

Investment Transactions and Related Income:

Investment transactions are accounted for no later than one business day after trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Investment gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

The Portfolios make an allocation of their net investment income and realized gains and losses from securities transactions to their investors in proportion to their investment in the Portfolios.

Expense Allocations:

Expenses directly attributable to a Portfolio are charged to that Portfolio. Expenses not directly attributable to a Portfolio are allocated proportionately among the applicable portfolios or funds within the Trusts in relation to the net assets or on another reasonable basis.

Federal Income Taxes:

The Opportunity Portfolio is treated as a partnership for U.S. federal income tax purposes. Accordingly, the Opportunity Portfolio passes through all of its net investment income and gains and losses to its feeder funds, and is therefore not subject to U.S. federal income tax. As such, investors in the Opportunity Portfolio are allocated for tax purposes their respective share of the Opportunity Portfolio’s ordinary income and realized gains or losses. It is intended that the Opportunity Portfolio will be managed in such a way that an investor will be able to satisfy the requirements of the Internal Revenue Code, as amended, applicable to regulated investment companies. The Growth Portfolio is a disregarded entity for U.S. federal income tax purposes and the assets, liabilities, income, expenses and capital gains or losses of the Growth Portfolio are treated as those of the sole remaining feeder fund.

Management of the Portfolios has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

New Accounting Pronouncements:

In August 2014, the FASB issued Accounting Standards Update No. 2014-15 “Presentation of Financial Statements–Going Concern (Subtopic 205-40)” (“ASU 2014-15”), which requires management to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the entity’s ability to continue as a going concern. ASU 2014-15 is effective prospectively for annual periods ending after December 15, 2016, and interim periods thereafter.

In May 2015, the FASB issued Accounting Standards Update No. 2015-07 “Fair Value Measurement (Topic 820)” (“ASU 2015-07”), which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. ASU 2015-07 also removes the requirement to make certain disclosures for all investments that may be measured at fair value using the NAV per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods.

Management is currently evaluating the implications of these ASUs and their impact on the financial statements and related disclosures have not yet been determined.

HSBC PORTFOLIOS       39

HSBC PORTFOLIOS
Notes to Financial Statements—as of October 31, 2015 (continued)

3. Investment Valuation Summary:

The valuation techniques employed by the Portfolios, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The Portfolios’ investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs used for valuing the Portfolios’ investments are summarized in the three broad levels listed below:

●	Level 1: quoted prices in active markets for identical assets

●	Level 2: other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)

●	Level 3: significant unobservable inputs (including a Portfolio’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Portfolios determine transfers between fair value hierarchy levels at the reporting period end. There were no transfers between levels as of October 31, 2015, from the valuation input levels used on October 31, 2014. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

Exchange traded domestic equity securities are valued at the last sales price on a national securities exchange, or in the absence of recorded sales, at the readily available closing bid price on such exchanges, or at the quoted bid price in the over-the-counter market and are typically categorized as Level 1 in the fair value hierarchy.

Shares of exchange traded and closed-end registered investment companies are valued in the same manner as other equity securities and are typically categorized as Level 1 in the fair value hierarchy. Mutual funds are valued at their net asset values (“NAVs”), as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Securities or other assets for which market quotations are not readily available, or are deemed unreliable due to a significant event or otherwise, are valued pursuant to procedures adopted by the Trusts’ Board (“Procedures”). Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. Examples of potentially significant events that could affect the value of an individual security and thus require pricing under the Procedures include corporate actions by the issuer, announcements by the issuer relating to its earnings or products, regulatory news, natural disasters, and litigation. Examples of potentially significant events that could affect multiple securities held by a Portfolio include governmental actions, natural disasters, and armed conflicts. Fair value pricing may require subjective determinations about the value of a security. While the Portfolios Trust’s policy is intended to result in a calculation of a Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Portfolios Trust cannot ensure that fair values determined would accurately reflect the price that a Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing. The prices used by a Portfolio may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

For the year ended October 31, 2015, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value. As of October 31, 2015, all investments were categorized as Level 1 in the fair value hierarchy. The breakdown of investment categorization is disclosed in the Schedule of Portfolio Investment for each Portfolio.

40       HSBC PORTFOLIOS

HSBC PORTFOLIOS
Notes to Financial Statements—as of October 31, 2015 (continued)

4. Related Party Transactions and Other Agreements and Plans:

Investment Management:

HSBC Global Asset Management (USA) Inc. (“HSBC” or the “Investment Adviser”), a wholly owned subsidiary of HSBC Bank USA, N.A., a national bank organized under the laws of the United States, acts as the Investment Adviser to the Portfolios pursuant to an investment management contract with the Portfolios Trust. As Investment Adviser, HSBC manages the investments of the Portfolios and continuously reviews, supervises, and administers the Portfolios’ investments. Winslow Capital Management, LLC. (“Winslow”) and Westfield Capital Management Company, L.P. (“Westfield”) serve as subadvisers for the Growth Portfolio and Opportunity Portfolio, respectively, and are paid for their services directly by the respective Portfolios.

For their services, the Investment Adviser and Winslow receive in aggregate, from the Growth Portfolio, a fee, accrued daily and paid monthly, at an annual rate of:

Based on Average Daily Net Assets of all Sub-Adviser serviced funds and separate accounts affiliated
with HSBC:	Fee Rate(%)
Up to $250 million	0.575
In excess of $250 million but not exceeding $500 million	0.525
In excess of $500 million but not exceeding $750 million	0.475
In excess of $750 million but not exceeding $1 billion	0.425
In excess of $1 billion	0.375
____________________

*	The Growth Portfolio may pay the Investment Adviser and Winslow an aggregate maximum fee of up to 0.68%. Currently, the Investment Adviser’s contractual fee is 0.175% and Winslow’s maximum contractual fee is 0.40%. Accordingly, the current aggregate maximum fee rate is 0.575%.

For their services, the Investment Adviser and Westfield receive in aggregate, a fee, accrued daily and paid monthly, at an annual rate of 0.80% of the Opportunity Portfolio’s average daily net assets. Currently, the Investment Adviser’s contractual fee is 0.25% and Westfield’s contractual fee is 0.55%.

Administration:

HSBC also serves the Portfolios as Administrator. Under the terms of the Administration Agreement, HSBC receives from the Portfolios (as well as other funds in the Trusts combined) a fee, accrued daily and paid monthly, at an annual rate of:

Based on Average Daily Net Assets of	Fee Rate(%)
Up to $10 billion	0.0550
In excess of $10 billion but not exceeding $20 billion	0.0350
In excess of $20 billion but not exceeding $50 billion	0.0275
In excess of $50 billion	0.0250

The fee rates and breakpoints are determined on the basis of the aggregate average daily net assets of the Trusts, however, the assets of the funds of the HSBC Funds and HSBC Advisor Fund that invest in the Portfolios are not double-counted. The total administration fee paid to HSBC is allocated to each series based upon its proportionate share of the aggregate net assets of the Trusts. For assets invested in the Portfolios by the HSBC Funds and HSBC Advisor Funds Trust, the Portfolios pay half of the administration fee and the other funds pay half of the administration fee, for a combination of the total fee rate set forth above.

Pursuant to a Sub-Administration Agreement with HSBC, Citi Fund Services Ohio, Inc. (“Citi”), a wholly-owned subsidiary of Citigroup, Inc., serves as the Trusts’ Sub-Administrator subject to the general supervision by the Trusts’ Board and HSBC. For these services, Citi is entitled to a fee, payable by HSBC, at an annual rate equivalent to the fee rates set forth above subject to certain reductions associated with services provided to new portfolios, minus 0.02% which is retained by HSBC.

HSBC PORTFOLIOS       41

HSBC PORTFOLIOS
Notes to Financial Statements—as of October 31, 2015 (continued)

Under a Compliance Services Agreement between the Trusts and Citi (the “CCO Agreement”), Citi makes an employee available to serve as the Trusts’ Chief Compliance Officer (the “CCO”). Under the CCO Agreement, Citi also provides infrastructure and support in implementing the written policies and procedures comprising the Trusts’ compliance program, including support services to the CCO. For the services provided under the CCO Agreement, the Trusts paid Citi $300,447 for the year ended October 31, 2015, plus reimbursement of certain out-of-pocket expenses. Expenses incurred by each Portfolio are reflected on the Statements of Operations as “Compliance Services.” Citi pays the salary and other compensation earned by individuals performing these services, as employees of Citi.

Fund Accounting:

Citi provides fund accounting services for the Portfolios Trust. For its services to the Portfolios, Citi receives an annual fee per portfolio, including reimbursement of certain expenses that, is accrued daily and paid monthly. Citi receives additional fees paid by the Trust for regulatory administration services.

Independent Trustees:

For the period January 1, 2015 through October 31, 2015, the Trusts paid each Independent Trustee an annual retainer of $100,000. The Trusts paid a fee of $12,000 for each regular meeting of the Board of Trustees attended and a fee of $3,000 for each special meeting attended. The Trusts paid each Committee Chair an annual retainer of $12,000, with the exception of the Chair of the Audit Committee, who received a retainer of $15,000. The Trusts also paid the Chairman of the Board, an additional annual retainer of $30,000.

Prior to January 1, 2015, the Trusts paid each Independent Trustee an annual retainer of $100,000. The Trusts paid a fee of $10,000 for each regular meeting of the Board of Trustees attended and a fee of $3,000 for each special meeting attended. The Trusts paid each Committee Chair an annual retainer of $3,000, with the exception of the Chair of the Audit Committee, who received a retainer of $6,000. The Trusts also paid the Chairman of the Board, an additional annual retainer of $24,000. In addition, for time expended on Board duties outside normal meetings, which is authorized by the Board, a Trustee was compensated at the rate of $500 per hour, up to a maximum of $3,000 per day.

Other:

The Portfolios may purchase securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser. For the year ended October 31, 2015, the Portfolios purchased the following amounts of such securities:

Purchases ($)
Growth Portfolio	1,393,500

The Adviser and its affiliates may have lending, banking, brokerage, underwriting, or other business relationships with the issuers of the securities in which the Portfolios invest.

5. Investment Transactions:

Cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) for the year ended October 31, 2015 were as follows:

	Purchases ($)	Sales ($)
Growth Portfolio	51,679,119	58,710,765
Opportunity Portfolio	163,244,050	143,144,294

For the year ended October 31, 2015, there were no long-term U.S. government securities held by the Portfolios.

42       HSBC PORTFOLIOS

HSBC PORTFOLIOS
Notes to Financial Statements—as of October 31, 2015 (continued)

6. Federal Income Tax Information:

At October 31, 2015, the cost basis of securities for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/depreciation were as follows:

				Net Unrealized
		Tax Unrealized	Tax Unrealized	Appreciation/
	Tax Cost ($)	Appreciation ($)	Depreciation ($)	(Depreciation) ($)*
Growth Portfolio	60,032,978	18,261,249	(770,596)	17,490,653
Opportunity Portfolio	214,440,808	38,867,547	(11,591,753)	27,275,794
____________________

*	The difference between book-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales.

7. Subsequent Events:

At a meeting on December 17-18, 2015, the Trust’s Board of Trustees approved a plan of liquidation to close the HSBC Growth Portfolio. The liquidation of the HSBC Growth Portfolio is expected to be effective on or about February 12, 2016.

At a meeting of the Board of Trustees of the Trusts held on December 17-18, 2015, the Trustees of the Trusts approved on behalf of each Trust and each of the Funds a form of Agreement and Plan of Reorganization (the “Plan”) and other proposals subject to shareholder approval. The Plan will be submitted to a vote of shareholders of the Funds at a special meeting of shareholders to be held in 2016. The Plan calls for the reorganization and redomiciliation of the Funds, which are series of either a Massachusetts business trust (the Trust and Advisor Trust) or a New York trust (the Portfolio Trust), with and into corresponding “shell” series (“New Funds”) of a single newly formed Delaware statutory trust (the “Redomiciliation”). If approved by shareholders, the Redomiciliation is expected to occur in the second calendar quarter of 2016. Upon completion of the Redomiciliation, shareholders of the Funds would own shares of the corresponding class of the New Funds that are equal in value to the shares of the Fund that were held by the shareholders immediately prior to the closing of the Redomiciliation. In addition, the respective share classes of each of the New Funds would assume the performance, financial and other historical information of those of the corresponding Fund. The Redomiciliation is not expected to have an impact on the continuing operations of the Funds. Additional information about the Plan and the other proposals will be included in the Trusts’ proxy statement that is expected to be mailed to shareholders in March 2016.

On November 30, 2015, SunGard Investor Services LLC announced that its acquisition by Fidelity National Information Services was completed. The transfer agency services, and fees charged for such services, are unchanged as a result of the acquisition.

Management has evaluated events and transactions through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no additional subsequent events to report.

HSBC PORTFOLIOS       43

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of HSBC Portfolios

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of HSBC Growth Portfolio and HSBC Opportunity Portfolio (each a portfolio of HSBC Portfolios and hereafter referred to as the “Funds”) at October 31, 2015, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2015 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The accompanying statements of changes in net assets for the year ended October 31, 2014 and the financial highlights for each of the periods ended on or prior to October 31, 2014 were audited by other auditors whose report dated December 23, 2014 expressed an unqualified opinion on those statements and financial highlights.

As discussed in Note 7 to the financial statements, the Board of Trustees has approved a plan of liquidation to close the HSBC Growth Portfolio.

PricewaterhouseCoopers LLP
New York, New York
December 29, 2015

44       HSBC PORTFOLIOS

HSBC PORTFOLIOS
Table of Shareholder Expenses—as of October 31, 2015 (Unaudited)

As a shareholder of the Portfolios, you incur ongoing costs, including management fees and other Fund expenses.

These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2015 through October 31, 2015.

Actual Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

				Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	5/1/15	10/31/15	5/1/15 - 10/31/15	5/1/15 - 10/31/15
Growth Portfolio	$1,000.00	$1,037.30	$3.70	0.72%
Opportunity Portfolio	1,000.00	923.20	4.27	0.88%
____________________

*	Expenses are equal to the average account value over the period, multiplied by the Portfolio’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	5/1/15	10/31/15	5/1/15 - 10/31/15	5/1/15 - 10/31/15
Growth Portfolio	$1,000.00	$1,021.58	$3.67	0.72%
Opportunity Portfolio	1,000.00	1,020.77	4.48	0.88%
____________________

*	Expenses are equal to the average account value over the period, multiplied by the Portfolio’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

HSBC PORTFOLIOS       45

HSBC PORTFOLIOS
Board of Trustees and Officers (Unaudited)

MANAGEMENT OF THE TRUST

The following table contains information regarding the HSBC Family of Funds’ Board of Trustees (“Trustees”). Asterisks indicate those Trustees who are “interested persons,” as defined in the Investment Company Act of 1940, as amended, of the HSBC Family of Funds. The HSBC Family of Funds’ Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling (888) 525-5757.

				Portfolios in
	Position(s)	Term of Office		Fund Complex
Name,	Held with	and Length of	Principal Occupation(s)	Overseen By	Other Directorships
Address, Age	Funds	Time Served	During Past 5 Years	Trustee*	Held by Trustee
NON-INTERESTED
TRUSTEES

MARCIA L. BECK P.O. Box 182845 Columbus, OH 43218-3035 Age: 60	Trustee	Indefinite; 2008 to present	Private Investor (1999 – present); Executive Vice President, Prudential Investments (1997 – 1999); President and Trustee, The Goldman Sachs Mutual Funds (1992 – 1996)	24	None

SUSAN C. GAUSE P.O. Box 182845 Columbus, OH 43218-3035 Age: 63	Trustee	Indefinite; 2013 to present	Private Investor (2003 – present); Chief Executive Officer, Dresdner RCM Global Investors and Allianz Dresdner Asset Management (2000 – 2002); Board Member, Dresdner Global Asset Management Board (2000 – 2002); Chief Operating Officer and Senior Managing Director, Dresdner RCM Global Investors (1998 – 2000); Global Chief Financial Officer, Dresdner RCM Global Investors (1996 – 1998)	24	Met Investors Series Trust and Metropolitan Series Fund

SUSAN S. HUANG P.O. Box 182845 Columbus, OH 43218-3035 Age: 61	Trustee	Indefinite; 2008 to present	Private Investor (2000-present); Senior Vice President, Schroder Investment Management (2001 – 2004); Managing Director, Chase Asset Management (1995-2000)	24	None

THOMAS F. ROBARDS P.O. Box 182845 Columbus, OH 43218-3035 Age: 69	Chairman and Trustee	Indefinite; 2005 to present	Partner, Robards & Co. LLC (investment and advisory services) (2005-present); Chief Financial Officer, American Museum of Natural History (2003-2004); Chief Financial Officer, Datek Online Holdings (2000-2003); Executive Vice President and Chief Financial Officer, Republic New York Corporation (1976-2000)	24	Ellington Financial LLC (NYSE listed financial services); Ellington Residential Mortgage REIT (NYSE listed real estate investment trust)

INTERESTED TRUSTEE

DEBORAH HAZELL 452 Fifth Avenue New York NY 10018 Age: 52	Trustee	Indefinite; 2011 to present	Chief Executive Officer, HSBC Global Asset Management (USA) Inc. (2011-present); President and Chief Executive Officer, Fisher Francis Trees & Watts (“FFTW”) (investment adviser), 2008-2011; Client Service, Business Development and Marketing Group, FFTW (1999-2008)	24	None
____________________

*     Includes the HSBC Funds, the HSBC Advisor Funds Trust and the HSBC Portfolios.

46       HSBC PORTFOLIOS

HSBC PORTFOLIOS
Board of Trustees and Officers (Unaudited) (continued)

	Position(s) Held	Term of Office and	Principal Occupation(s)
Name, Address, Age	Funds	Length of Time Served	During Past 5 Years
OFFICERS

RICHARD A. FABIETTI 452 Fifth Avenue New York, NY 10018 Age: 57	President	One year; 2004 to present	Senior Vice President, HSBC Global Asset Management (USA) Inc. (1998 - present)

JAMES D. LEVY 452 Fifth Avenue New York, NY 10018 Age: 52	Vice President	One year; 2014 to present	Vice President, Product Management, HSBC Global Asset Management (USA) Inc. (2014 – present); Vice President, Product Development, GE Asset Management Inc. (2007 – 2014)

SCOTT RHODES* 3435 Stelzer Road Columbus, OH 43219-3035 Age: 56	Treasurer	One year; 2014 to present	Senior Vice President, Citi (2010 - present); Manager, Treasurer of Mutual Funds, and Broker-Dealer Treasurer and Financial & Operations Principal, GE Asset Management Inc. (2005 – 2010)

IOANNIS TZOUGANATOS* 100 Summer Street, Suite 1500 Boston, MA 02110 Age: 39	Secretary	One Year; 2015 to present	Vice President, Regulatory Administration, Citi (2008-present)

HEATHER MELITO-DEZAN* 100 Summer Street Suite 1500 Boston, MA 02110 Age: 38	Assistant Secretary	One year; 2014 to present	Assistant Vice President, Regulatory Administration, Citi (2013 - present); Senior Specialist, Regulatory Administration, NGAM (2010-2013); Vice President and Manager. Regulatory Administration, BNY Mellon (2004-2010)

CHARLES L. BOOTH* 3435 Stelzer Road Columbus, OH 43219-3035 Age: 55	Chief Compliance Officer	One year; 2015 to present	Director and Compliance Officer, CCO Services, Citi (1988 - present)
____________________

*	Mr. Rhodes, Mr. Tzouganatos, Ms. Melito-Dezan, and Mr. Booth also are officers of other investment companies of which Citi (or an affiliate) is the administrator or sub-administrator.

HSBC PORTFOLIOS       47

Other Information (Unaudited):

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 1-800-525-5757 for HSBC Bank USA and HSBC Brokerage (USA) Inc. clients and 1-800-782-8183 for all other shareholders; (ii) on the Funds’ website at www.investorfunds.us.hsbc.com; and (iii) on the Security and Exchange Commission’s (“Commission”) website at http://www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds’ Schedules of Investments will be available no later than 60 days after each period end, without charge, on the Funds’ website at www.investorfunds.us.hsbc.com.

An investment in a Fund is not a deposit of HSBC Bank USA, National Association, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

48       HSBC PORTFOLIOS

HSBC FAMILY OF FUNDS:

INVESTMENT ADVISER AND ADMINISTRATOR

HSBC Global Asset Management (USA) Inc.
452 Fifth Avenue
New York, NY 10018

SUB-ADVISERS

HSBC Growth Portfolio
Winslow Capital Management, LLC
4720 IDS Tower
80 South Eighth Street
Minneapolis, MN 55402

HSBC Opportunity Portfolio
Westfield Capital Management Company, L.P.
One Financial Center
Boston, MA 02111

Investment products:
ARE NOT A BANK DEPOSIT OR OBLIGATION OF THE BANK OR ANY OF ITS AFFILIATES	ARE NOT FDIC INSURED	ARE NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
ARE NOT GUARANTEED BY THE BANK OR ANY OF ITS AFFILIATES		MAY LOSE VALUE

SHAREHOLDER SERVICING AGENTS

For HSBC Bank USA, N.A. and
HSBC Securities (USA) Inc. Clients

HSBC Bank USA, N.A.
452 Fifth Avenue
New York, NY 10018
1-888-525-5757

For All Other Shareholders

HSBC Funds
P.O. Box 182845
Columbus, OH 43218
1-800-782-8183

TRANSFER AGENT

SunGard Investor Services, LLC
3435 Stelzer Road
Columbus, OH 43219

DISTRIBUTOR

Foreside Distribution Services, L.P.
690 Taylor Road, Suite 150
Gahanna, OH 43230

CUSTODIAN

The Northern Trust Company
50 South LaSalle Street
Chicago, IL 60603

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017

LEGAL COUNSEL

Dechert LLP
1900 K Street, N.W.
Washington, D.C. 20006

Investment products are offered by HSBC Securities (USA) Inc. (HSI), member NYSE/FINRA/SIPC. HSI is an affiliate of HSBC Bank USA, N.A. Investment products: Are not a deposit or other obligation of the bank or any of its affiliates; Not FDIC insured or insured by any federal government agency of the United States; Not guaranteed by the bank or any of its affiliates; and are subject to investment risk, including possible loss of principal invested.

Investors should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The prospectus contains this and other important information about the investment company. For clients of HSBC Securities (USA) Inc., please call 1-888-525-5757 for more information. For other investors and prospective investors, please call the Funds directly at 1-800-782-8183 or visit our website at www.investorfunds.us.hsbc.com. Investors should read the prospectus carefully before investing or sending money.

HSB-A-RTL-1215	12/15

Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as an Exhibit.

(b) During the period covered by the report, with respect to the registrant's code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

3(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial experts are Tom Robards and Marcia Beck, who are “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.
(a) Audit Fees,
2014	$11,765
2015	$8,333

(b) Audit-Related Fees,
2014	$389
2015	$0

2014 – Fees of $389 relate to the consent of N-1A filing.

(c) Tax Fees,
2014	$5,800
2015	$3,000

Fees for both 2014 and 2015 relate to the preparation of federal income and excise tax returns and the review of excise tax distributions.

(d) All Other Fees,
2014	$0
2015	$0

 (e)(1) The audit committee is required to pre-approve all audit and permitted non-audit services performed by the registrant’s independent auditors in accordance with the audit committee charter and the Investment Company Act of 1940.

(e) (2)
2014	0%
2015	0%

(f) Not applicable.

(g) Non-Audit Fees.
2014	$0
2015	$10,965,000

Fees for 2015 represent PricewaterhouseCoopers LLP services provided to HSBC Bank and affiliates related to general corporate, state and local tax assistance, accounting matters and various advisory projects.

              (h) The audit committee considered the nonaudit services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser, and believes the services are compatible with the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Included as a part of the report to shareholders filed under Item 1.
(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	HSBC ADVISOR FUNDS TRUST

By (Signature and Title)	/s/ Richard A. Fabietti
Richard A. Fabietti
President

Date	December 22, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Richard A. Fabietti
Richard A. Fabietti
President

Date	December 22, 2015

By (Signature and Title)	/s/ Scott Rhodes
Scott Rhodes
Treasurer

Date	December 22, 2015